SEC Registration Nos.
811-3591 and 2-80154

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 52 XX

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT ACT OF 1940

Amendment No. 52 XX

Calvert Variable Series, Inc.
(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Registrant's Telephone Number: (301) 951-4800

William M. Tartikoff
4550 Montgomery Avenue
Bethesda, Maryland 20814

(Name and Address of Agent for Service)

It is proposed that this filing will become effective
__ Immediately upon filing pursuant to paragraph (b) of Rule 485.	XX on April 30, 2006 pursuant to paragraph (b) of Rule 485

__ 60 days after filing pursuant to paragraph (a) of Rule 485.	__ on (date) pursuant to paragraph (a) of Rule 485.

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Prospectus

Calvert Variable Series, Inc.
Calvert Portfolios

  Social Small Cap Growth Portfolio
  Social Mid Cap Growth Portfolio
  Social International Equity Portfolio
  Social Balanced Portfolio
  Social Equity Portfolio
  Income Portfolio

April 30, 2006

Calvert

Investments that make a difference

A UNIFI Company

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PROSPECTUS

April 30, 2006

CALVERT VARIABLE SERIES, INC.
CALVERT PORTFOLIOS

1	SOCIAL SMALL CAP GROWTH PORTFOLIO
11	SOCIAL MID CAP GROWTH PORTFOLIO
21	SOCIAL INTERNATIONAL EQUITY PORTFOLIO
31	SOCIAL BALANCED PORTFOLIO
44	SOCIAL EQUITY PORTFOLIO
55	INCOME PORTFOLIO

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SOCIAL SMALL CAP GROWTH PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
2	Investment Objective, Strategy, Principal Risks, Past Performance
3	Fees and Expenses
4	Principal Investment Strategies and Risks

About Social Investing
5	Investment Selection Process
5	Socially Responsible Investment Criteria

About Your Investment
6	The Fund and its Management
7	Subadvisor and Portfolio Managers
7	Advisory Fees
7	Purchase, Exchange and Redemption of Shares
8	Important - How Shares are Priced
8	Market Timing Policy
9	Dividends and Distributions
9	Taxes
9	Financial Highlights

The Social Small Cap Growth Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert New Vision Small Cap Fund. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS SOCIAL SMALL CAP GROWTH
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Renaissance Investment Management

Objective

CVS Social Small Cap Growth seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation).

The Portfolio currently defines small-cap companies as those with market capitalizations of $2 billion or less at the time the Portfolio initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently than larger, more established companies and can be more volatile than those of larger issuers.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Portfolio may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Index. The Russell 2000 Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Index. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled companies. The table also shows the Portfolio's returns compared to the Lipper Variable Annuity Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Small Cap Growth
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '99	21.90%
Worst Quarter (of periods shown)	Q1 '97	-27.24%

Average Annual Total Returns (as of December 31, 2005)
	1 year	5 years	10 years
CVS Social Small Cap Growth	-9.22%	3.75%	5.66%
Russell 2000 Index	4.55%	8.22%	9.26%
Lipper VA Small-Cap Core Funds Average	4.32%	6.51%	9.66%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	0.56%
Total Annual Fund Operating Expenses2	1.56%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 1.44%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary.

The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

15T1

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

5N

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T2

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N3

1 The Portfolio may invest only in American Depositary Receipts (ADRs), dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the Statement of Additional Information ("SAI").

2 Based on net premium payments.

3 Based on initial margin required to establish position.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Subadvisor and Portfolio Managers

Renaissance Investment Management (Renaissance), 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202, has managed the Portfolio since June 2005. The firm is a conservative, high quality growth manager. They utilize disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Paul A. Radomski, CPA, CFA	Managing Partner	19 years	Renaissance Investment Management	Portfolio Manager

Michael E. Schroer, CFA	Managing Partner and Chief Investment Officer	23 years	Renaissance Investment Management	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing activity. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Small Cap Growth Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.81	$15.21	$11.03
Income from investment operations
Net investment income (loss)	(.08)	(.02)	(.04)
Net realized and unrealized gain (loss)	(1.47)	1.62	4.41
Total from investment operations	(1.55)	1.60	4.37
Distributions from
Net investment income	--	--	(.19)
Total increase (decrease) in net asset value	(1.55)	1.60	4.18
Net asset value, ending	$15.26	$16.81	$15.21

Total return*	(9.22%)**	10.52%	39.57%
Ratios to average net assets: A
Net investment income (loss)	(.46%)	(.15%)	(.36%)
Total expenses	1.56%	1.39%	1.42%
Expenses before offsets	1.53%	1.35%	1.36%
Net expenses	1.44%	1.31%	1.31%
Portfolio turnover	196%	77%	63%
Net assets, ending (in thousands)	$12,719	$17,939	$16,328

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$14.80	$13.58
Income from investment operations
Net investment income (loss)	.37	(.06)
Net realized and unrealized gain (loss)	(3.71)	1.54
Total from investment operations	(3.34)	1.48
Distributions from
Net investment income	(.19)	--
Net realized gains	(.24)	(.26)
Total distributions	(.43)	(.26)
Total increase (decrease) in net asset value	(3.77)	1.22
Net asset value, ending	$11.03	$14.80

Total return*	(22.55%)	10.86%
Ratios to average net assets: A
Net investment income (loss)	2.66%	(.52%)
Total expenses	1.38%	1.39%
Expenses before offsets	1.32%	1.39%
Net expenses	1.28%	1.22%
Portfolio turnover	66%	59%
Net assets, ending (in thousands)	$12,004	$12,603

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Total return would have been (9.40%) without the payment by affiliate. See Note B.

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SOCIAL MID CAP GROWTH PORTFOLIO
PROSPECTUS
April 30, 2006

About the Portfolio
12	Investment Objective, Strategy, Principal Risks, Past Performance
13	Fees and Expenses
14	Principal Investment Strategies and Risks

About Social Investing
15	Investment Selection Process
15	Socially Responsible Investment Criteria

About Your Investment
16	The Fund and its Management
17	Subadvisor and Portfolio Managers
17	Advisory Fees
17	Purchase, Exchange and Redemption of Shares
18	Important - How Shares are Priced
18	Market Timing Policy
19	Dividends and Distributions
19	Taxes
19	Financial Highlights

The Social Mid Cap Growth Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert World Values Fund, Inc. Capital Accumulation Fund. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS SOCIAL MID CAP GROWTH
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: New Amsterdam Partners LLC

Objective

CVS Social Mid Cap Growth seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Portfolio's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation.)

The Portfolio currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell MidCap Growth Index. The Russell MidCap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell MidCap Growth Index was $583 million to $19 billion as of December 31, 2005. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Portfolio also may purchase stocks outside the Russell MidCap Growth Index. Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Portfolio may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic condition.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell MidCap Growth Index. The Russell Midcap Growth Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit growth-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The table also shows the Portfolio's returns compared to the Lipper Variable Annuity Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Mid Cap Growth
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '98	25.32%
Worst Quarter (of periods shown)	Q3 '01	-24.86%

Average Annual Total Returns (as of December 31, 2005)
	1 year	5 years	10 years
CVS Social Mid Cap Growth	0.42%	-1.84%	6.48%
Russell MidCap Growth Index	12.10%	1.38%	9.27%
Lipper VA Mid-Cap Growth Funds Average	9.89%	-1.48%	6.59%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.90%
Other Expenses	0.30%
Total Annual Fund Operating Expenses2	1.20%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 1.17%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

25N

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

10N

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged Derivative Securities

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

5T

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N2

1 Based on net premium payments.

2 Based on initial margin required to establish position.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Subadvisor and Portfolio Managers

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the Portfolio since September 2005.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since January 1986	New Amsterdam Partners LLC; Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since April 1996	New Amsterdam Partners LLC	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.65% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing activity. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies.

If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Mid Cap Growth Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$26.36	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.22)	(.20)	(.17)
Net realized and unrealized gain (loss)	.33	2.45	5.97
Total from investment operations	.11	2.25	5.80
Total increase (decrease) in net asset value	.11	2.25	5.80
Net asset value, ending	$26.47	$26.36	$24.11

Total return*	.42%	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.73%)	(.83%)	(.87%)
Total expenses	1.20%	1.17%	1.20%
Expenses before offsets	1.19%	1.16%	1.19%
Net expenses	1.17%	1.15%	1.17%
Portfolio turnover	142%	89%	148%
Net assets, ending (in thousands)	$57,718	$69,492	$62,596

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$25.51	$31.04
Income from investment operations
Net investment income (loss)	(.19)	(.18)
Net realized and unrealized gain (loss)	(7.01)	(3.58)
Total from investment operations	(7.20)	(3.76)
Distributions from
Net realized gains	--	(1.77)
Total distributions	--	(1.77)
Total increase (decrease) in net asset value	(7.20)	(5.53)
Net asset value, ending	$18.31	$25.51

Total return*	(28.22%)	(12.20%)
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.77%)
Total expenses	1.19%	1.13%
Expenses before offsets	1.18%	1.13%
Net expenses	1.16%	1.10%
Portfolio turnover	134%	60%
Net assets, ending (in thousands)	$44,176	$65,090

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

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SOCIAL INTERNATIONAL EQUITY PORTFOLIO
PROSPECTUS
April 30, 2006

About the Portfolio
22	Investment Objective, Strategy, Principal Risks, Past Performance
23	Fees and Expenses
24	Principal Investment Strategies and Risks

About Social Investing
25	Investment Selection Process
25	Socially Responsible Investment Criteria

About Your Investment
26	The Fund and its Management
27	Subadvisor and Portfolio Managers
27	Advisory Fees
27	Purchase, Exchange and Redemption of Shares
28	Important - How Shares are Priced
28	Market Timing Policy
29	Dividends and Distributions
29	Taxes
29	Financial Highlights

The Social International Equity Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert World Values Fund, Inc. International Equity Fund. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS SOCIAL INTERNATIONAL EQUITY
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Acadian Asset Management, Inc.

Objective

CVS Social International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The Portfolio invests primarily in the common and preferred stocks of non-U.S. large cap companies using a core investment approach. The Portfolio defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index undergoes a quarterly reconstitution. The market capitalization range for the MSCI EAFE Index was $102 million to $219 billion as of December 31, 2005. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization of at least $10 billion.

The Portfolio will generally hold stocks of companies from the constituent countries of the MSCI EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to those of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Portfolio's net assets will be invested in U.S. companies.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock markets go down (including markets outside the U.S.).
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the difference between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the MSCI EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Portfolio's returns compared to the Lipper Variable Annuity International Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social International Equity
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '99	21.14%
Worst Quarter (of periods shown)	Q3 '02	-18.37%

Average Annual Total Returns (as of December 31, 2005)
	1 year	5 years	10 years
CVS Social International Equity	10.00%	1.79%	6.30%
MSCI EAFE Index	14.02%	4.94%	6.18%
Lipper VA International Core Funds Average	13.98%	2.67%	6.03%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	1.10%
Other Expenses	1.11%
Total Annual Fund Operating Expenses2	2.21%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be 2.03%.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$224	$691	$1,185	$2,544

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities
Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

5N

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged Derivative Securities

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

5T

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N2

1 Based on net premium payments.

2 Based on initial margin required to establish position.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.
  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.
  Demonstrate a pattern of employing forced, compulsory or child labor.
  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have poor corporate governance or engage in harmful or unethical business practices.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Derive more than 10% of revenues from the production of weapons systems.
  Derive more than 10% of revenues from the production of tobacco or alcohol products.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Subadvisor and Portfolio Managers

Acadian Asset Management, Inc. (Acadian), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of the Portfolio since March 2006. The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a subsidiary of Old Mutual plc.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager

Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager	Senior Vice President and Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement is available in the annual report for the year ended December 31, 2005, and a discussion regarding the basis for the Board's approval of the sub-advisory agreement will be available in the June 30, 2006 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

For assistance in making fair value determinations, the Board of the Fund has retained a third-party fair value pricing service to quantitatively value holdings of the Portfolio that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Portfolio's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. Factors that may influence this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices. In the event of such market movements in excess of specified parameters, the Portfolio's service providers quantitatively estimate the fair value of each affected security.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed; it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing activity. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

International Equity Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$16.49	$14.09	$10.93
Income from investment operations
Net investment income	.15	.06	.02
Net realized and unrealized gain (loss)	1.50	2.47	3.43
Total from investment operations	1.65	2.53	3.45
Distributions from
Net investment income	(.06)	(.13)	(.29)
Total distributions	(.06)	(.13)	(.29)
Total increase (decrease) in net asset value	1.59	2.40	3.16
Net asset value, ending	$18.08	$16.49	$14.09

Total return*	10.00%	17.95%	31.56%
Ratios to average net assets: A
Net investment income	0.83%	.43%	.33%
Total expenses	2.21%	2.18%	2.42%
Expenses before offsets	2.15%	2.08%	2.28%
Net expenses	2.03%	2.02%	2.24%
Portfolio turnover	62%	68%	86%
Net assets, ending (in thousands)	$19,021	$18,712	$14,171

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$12.85	$19.37
Income from investment operations
Net investment income	.05	.02
Net realized and unrealized gain (loss)	(1.97)	(4.81)
Total from investment operations	(1.92)	(4.79)
Distributions from
Net investment income	--	(.02)
Net realized gains	--	(1.71)
Total distributions	--	(1.73)
Total increase (decrease) in net asset value	(1.92)	(6.52)
Net asset value, ending	$10.93	$12.85

Total return*	(14.94%)	(24.69%)
Ratios to average net assets: A
Net investment income	.40%	.08%
Total expenses	2.24%	1.61%
Expenses before offsets	2.10%	1.61%
Net expenses	2.01%	1.54%
Portfolio turnover	143%	86%
Net assets, ending (in thousands)	$9,681	$11,283

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

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SOCIAL BALANCED PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
32	Investment Objective, Strategy, Principal Risks, Past Performance
33	Fees and Expenses
34	Principal Investment Strategies and Risks

About Social Investing
35	Investment Selection Process
36	Socially Responsible Investment Criteria

About Your Investment
37	The Fund and its Management
38	Advisor, Subadvisors and Portfolio Managers
40	Advisory Fees
40	Purchase, Exchange and Redemption of Shares
40	Important - How Shares are Priced
41	Market Timing Policy
41	Dividends and Distributions
41	Taxes
42	Financial Highlights

The Social Balanced Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS Social Balanced
Advisor:	Calvert Asset Management Company, Inc. ("Calvert")
Subadvisors:	New Amsterdam Partners LLC
SSgA Funds Management, Inc.

Objective

CVS Social Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria. This objective may be changed by the Portfolio's Board of Directors without shareholder approval.

Principal Investment Strategies

The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds. The Portfolio may invest in unrated debt securities, asset-backed securities and mortgage-backed securities as well.

The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Portfolio is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Portfolio depending upon its view of market conditions and economic outlook.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The market prices of stocks or bonds decline.
  The individual stocks and bonds in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the fixed-income portion of the Portfolio, the Advisor's forecast as to interest rates is not correct.
  For the fixed-income securities held in the Portfolio, the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer, where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  For the foreign securities held in the Portfolio, there are additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock or bond may have greater impact on the Portfolio.

The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.

An investment in the Portfolio is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The following bar chart and table show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 1000 Index and the Lehman U.S. Credit Index, widely recognized, unmanaged indexes of common stock and bond prices, respectively. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Balanced
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '97	12.64%
Worst Quarter (of periods shown)	Q3 '01	-9.18%

Average Annual Total Returns (as of December 31, 2005)
	1 year	5 years	10 years
CVS Social Balanced	5.65%	2.21%	6.67%
Russell 1000 Index	6.27%	1.07%	9.29%
Lehman U.S. Credit Index	1.96%	7.11%	6.46%
Lipper VA Balanced Funds Average	4.00%	2.39%	6.52%

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.70%
Other Expenses	0.22%
Total Annual Fund Operating Expenses2	0.92%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

10T

Investment grade bonds. Bonds rated BBB/Baa or higher by a nationally recognized statistical rating organization ("NRSRO") or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

15N

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

J

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N2

1 Based on net premium payments.

2 Based on initial margin required to establish position.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria.

Investments in fixed income securities for Calvert's socially screened funds may be made prior to the application of social analysis, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed-income security is immediately evaluated according to the Portfolio's social criteria and if it is not found to meet the minimum standards for the Portfolio's social criteria, the security must be sold as soon as is possible, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Advisor, Subadvisors and Portfolio Managers

Information is provided below identifying each member of the team who is employed by or associated with Calvert (with respect to asset and Portfolio Manager allocations for the Portfolio, and with respect to the fixed income portion of the Portfolio's investments), and each member of the team who is employed by or associated with the respective Subadvisor of the Portfolio (with respect to the equity portion of the Portfolio's investments), and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Calvert Asset Management Company, Inc.

See "The Fund and its Management" above.

Steve Falci, Calvert's Chief Investment Officer for Equities, handles the allocation of assets and Portfolio Managers for the Portfolio.

Gregory Habeeb and Matt Nottingham, CFA, manage the day-to-day investment of the Portfolio's fixed-income investments.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Steve Falci	Chief Investment Officer, Equities, and Senior Vice President	Since October 2003	2000-2003: Senior Portfolio Manager, Mellon Equity Associates 2003-present: CIO, Equities, Calvert Mr. Falci has 18 years of experience in the securities industry.	Asset and Portfolio Manager Allocations for the Portfolio

Fixed Income Investments of the Portfolio

Calvert Asset Management Company, Inc.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of the Portfolio since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Matt Nottingham, CFA	Portfolio Manager	Since July 1999	Co-lead portfolio manager of the Portfolio since 2001 Mr. Nottingham has 11 years of experience as an analyst, trader and portfolio manager.	Co-Portfolio Manager

Equity Investments of the Portfolio

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, NY 10016, has managed a portion of the equity assets of the Portfolio since June 2004.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	Since January 1986	New Amsterdam Partners LLC; Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	Since April 1996	New Amsterdam Partners LLC	Portfolio Manager

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM has managed equity assets in the Portfolio since March 2002. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank & Trust Company.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Arlene Rockefeller	Managing Director of Equities	22 Years with affiliates; with SSgA FM since inception on April 30, 2001

2000-2003:
Leader of the Evaluation Group as well as Portfolio Manager in the Enhanced Equities Group

2003-2004:
Director of the Global Enhanced Equities Group as well as a Senior Portfolio Manager within the Group

2004 to present:
Managing Director of Equities.
Continues to act as Director of the Global Enhanced Equities Group and a Senior Portfolio Manager within the Enhanced Equities Group

Ms. Rockefeller is responsible for direction of the Enhanced Equities Group. She takes part in the research process of SSgA FM's stock-ranking models and reviews portfolios in an oversight role to ensure compliance with client objectives and guidelines.

Ric Thomas	Portfolio Manager	6 Years with affiliates; with SSgA FM since inception on April 30, 2001	Portfolio Manager in the Enhanced Equities Group	Mr. Thomas focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisors without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.425% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisors are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and each sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisors to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Balanced Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2005	2004	2003
Net asset value, beginning	$1.872	$1.758	$1.500
Income from investment operations
Net investment income	.034	.029	.026
Net realized and unrealized gain (loss)	.072	.116	.264
Total from investment operations	.106	.145	.290
Distributions from
Net investment income	(.035)	(.031)	(.032)
Total distributions	(.035)	(.031)	(.032)
Total increase (decrease) in net asset value	.071	.114	.258
Net asset value, ending	$1.943	$1.872	$1.758

Total return*	5.65%	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.78%	1.67%	1.76%
Total expenses	.92%	.91%	.93%
Expenses before offsets	.92%	.91%	.93%
Net expenses	.92%	.91%	.93%
Portfolio turnover	172%	186%	374%
Net assets, ending (in thousands)	$482,956	$467,771	$404,898

	Years Ended
	December 31,	December 31,
	2002	2001
Net asset value, beginning	$1.759	$2.003
Income from investment operations
Net investment income	.042	.053
Net realized and unrealized gain (loss)	(.256)	(.192)
Total from investment operations	(.214)	(.139)
Distributions from
Net investment income	(.045)	(.070)
Net realized gains	--	(.035)
Total distributions	(.045)	(.105)
Total increase (decrease) in net asset value	(.259)	(.244)
Net asset value, ending	$1.500	$1.759

Total return*	(12.15%)	(6.98%)
Ratios to average net assets: A
Net investment income	2.57%	3.00%
Total expenses	.91%	.88%
Expenses before offsets	.91%	.88%
Net expenses	.91%	.87%
Portfolio turnover	552%	751%
Net assets, ending (in thousands)	$310,369	$354,131

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

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SOCIAL EQUITY PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
45	Investment Objective, Strategy, Principal Risks, Past Performance
46	Fees and Expenses
47	Principal Investment Strategies and Risks

About Social Investing
48	Investment Selection Process
48	Socially Responsible Investment Criteria
49	High Social Impact Investments

About Your Investment
50	The Fund and its Management
51	Subadvisor and Portfolio Managers
52	Advisory Fees
52	Purchase, Exchange and Redemption of Shares
52	Important - How Shares are Priced
53	Market Timing Policy
53	Dividends and Distributions
53	Taxes
53	Financial Highlights

The Social Equity Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS Social Equity
Advisor: Calvert Asset Management Company, Inc. ("Calvert")
Subadvisor: Atlanta Capital Management Company, L.L.C.

Objective

CVS Social Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Portfolio's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The Portfolio invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including some foreign stocks and mid-cap stocks. The Portfolio defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $768 million to $370 billion as of December 31, 2005. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization of at least $20 billion. The Portfolio also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Portfolio's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the foreign securities held in the Portfolio, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Social Equity
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	14.70%
Worst Quarter (of periods shown)	Q1 '03	-4.94%

Average Annual Total Returns (as of December 31, 2005)
	1 year	Since Inception*
CVS Social Equity	4.54%	4.64%
S&P 500 Index	4.91%	5.99%
Lipper VA Multi-Cap Core Funds Average	5.64%	4.83%

*Portfolio Inception is 4/30/02.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.70%
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.34%
Less fee waiver and/or expense reimbursement2	-0.26%
Net expenses	1.08%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Calvert has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where the Advisor has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by credits earned. The amount the Advisor benefited from the credit was 0.04% for the most recent fiscal year. See "Investment Advisor and Subadvisor" in the Statement of Additional information ("SAI").

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$110	$399	$709	$1,590

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary Defensive Positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, the Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

25N

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

15N1

Illiquid securities. Securities which cannot be readily sold because there is no active market. High Social Impact investments are illiquid. Risks: Liquidity, Market and Transaction.	15N

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolio will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T2

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N3

1 Excludes any high social impact investments.

2 Based on net premium payments.

3 Based on initial margin required to establish position.

The Portfolio has additional investment policies and restrictions which may include repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities and swap agreements. These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio's social criteria. To the greatest extent possible, the Portfolio seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Portfolio must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets the Portfolio's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Portfolio's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor of the Portfolio believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Portfolio's investment and social objectives.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Portfolio invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Portfolio has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.
  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.
  Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.
  Respect indigenous peoples and their territories, cultures, environment, and livelihood.
  Produce or market products and services that are safe and enhance the health or quality of life of consumers.
  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.
  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

  Are the subject of serious labor related actions by federal, state or local regulatory agencies.
  Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.
  Have serious and persistent human rights problems or directly support governments that systematically deny human rights.
  Have a pattern and practice of violating the rights of indigenous peoples.
  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.
  Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.
  Manufacture tobacco products.
  Are significantly involved in the manufacture of weapons.
  Are significantly involved in the manufacture of alcoholic beverages.
  Have direct involvement in gambling operations.
  Have poor corporate governance or engage in harmful or unethical business practices.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Portfolio's assets (up to 1%) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. The Portfolio may engage in this program upon reaching $50 million in assets. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Portfolio believes that these investments have a significant social return through their impact in our local communities. High Social Impact Investments are valued under the direction of the Fund's Board of Directors.

Pursuant to an exemptive order, the Portfolio invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Portfolio may also invest directly in high social impact issuers.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Subadvisor and Portfolio Managers

Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed the Portfolio since its inception.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Daniel W. Boone, III, CFA	Managing Partner	30 years	Also Executive Committee member and Co-Head of Investments Mr. Boone specializes in equity portfolio management and research	Lead Portfolio Manager

Marilyn R. Irvin	Vice President and Principal	17 years	Also Analyst	Portfolio Manager

William R. Hackney III	Managing Partner	11 years	Also Executive Committee member and Co-Head of Investments	Portfolio Manager

Paul J. Marshall	Vice President and Principal	6 years	Also Director of Research and Analyst	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.50% of the Portfolio's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Portfolio to Calvert.) Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing activity. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

Equity Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$16.94	$15.82
Income from investment operations
Net investment income (loss)	(.01)	.02
Net realized and unrealized gain (loss)	.78	1.11
Total from investment operations	.77	1.13
Distributions from
Net investment income	(.01)	(.01)
Total increase (decrease) in net asset value	0.76	1.12
Net asset value, ending	$17.70	$16.94

Total return*	4.54%	7.16%
Ratios to average net assets: A
Net investment income (loss)	(0.05%)	.14%
Total expenses	1.34%	1.35%
Expenses before offsets	1.12%	1.12%
Net expenses	1.08%	1.08%
Portfolio turnover	34%	16%
Net assets, ending (in thousands)	$8,580	$9,564

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment income (loss)	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Distributions from
Net investment income	--	--
Total increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

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INCOME PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
56	Investment Objective, Strategy, Principal Risks, Past Performance
58	Fees and Expenses
59	Principal Investment Strategies and Risks

About Your Investment
60	The Fund and its Management
61	Advisor and Portfolio Managers
61	Advisory Fees
61	Purchase, Exchange and Redemption of Shares
62	Important - How Shares are Priced
62	Market Timing Policy
63	Dividends and Distributions
63	Taxes
63	Financial Highlights

The Income Portfolio (the "Portfolio") of Calvert Variable Series, Inc. (the "Fund") should not be confused with the Income Fund of The Calvert Fund. Performance of the two portfolios will differ.

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These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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CVS Income
Advisor: Calvert Asset Management Company, Inc. ("Calvert")

Objective

CVS Income seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Portfolio uses an active strategy, seeking relative value to earn incremental income. The Portfolio typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Portfolio's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Portfolio invests principally in bonds issued by the U.S. Treasury and its Agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Portfolio also can invest in asset-backed securities of U.S. issuers.

The Portfolio may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs"). The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.

The Portfolio may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Portfolio's Advisor. Junk bonds are considered speculative securities.

The Portfolio may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Portfolio's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Portfolio will invest in instruments with principal payments that are both fixed and variable.

The Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may translate to higher transaction costs.

The Portfolio may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Principal Investment Strategies and Risks" Table and the Statement of Additional Information ("SAI") for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, most likely for any of the following reasons:

  The market prices of bonds decline.
  The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  The individual bonds in the Portfolio do not perform as well as expected, due to credit, political or other risks and/or the portfolio management practices do not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Portfolio.
  The Portfolio may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Portfolio, there is a significant risk of not achieving full recovery.
  For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Portfolio, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Portfolio, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  American Depositary Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Portfolio may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Portfolio's returns compared to the Lipper Variable Annuity Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

CVS Income
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	5.90%
Worst Quarter (of periods shown)	Q2 '04	-1.57%

Average Annual Total Returns (as of December 31, 2005)
	1 year	Since Inception*
CVS Income	3.78%	7.78%
Lehman U.S. Credit Index	1.96%	6.58%
Lipper VA Corporate Debt Funds BBB-Rated Average	1.45%	4.82%

*Portfolio Inception is 4/30/02.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.70%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%
Less fee waiver and/or expense reimbursement2	-0.02%
Net expenses	0.98%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Calvert has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where the Advisor has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by credits earned. The amount the Advisor benefited from the credit was 0.02% for the most recent fiscal year. See "Investment Advisor" in the SAI.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$100	$316	$551	$1,223

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Hedging Strategies. The hedging techniques of using short sales of U.S. Treasury securities may be used for the limited purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities. Risks: Correlation and Opportunity.

J

Conventional Securities

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

30N

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

35N

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

J

The Portfolio has additional non-principal investment policies and restrictions (for example, options, futures contracts, repurchase agreements, real estate investment trusts, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term (duration and/or maturity) securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Portfolio's investment advisor. Calvert provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

Advisor and Portfolio Managers

Information is provided below identifying each member of the team who is employed by or associated with Calvert and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Calvert Asset Management Company, Inc.

See "The Fund and Its Management" above.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of the Portfolio since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Matt Nottingham, CFA	Portfolio Manager	Since July 1999	Co-lead portfolio manager of the Portfolio since 2001 Mr. Nottingham has 11 years of experience as an analyst, trader and portfolio manager.	Co-Portfolio Manager

Advisory Fees

The annual advisory fee paid to Calvert by the Portfolio for the most recent fiscal year was 0.40% of the Portfolio's average daily net assets. Note: the advisory fee does not include any administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Fund offers its shares, without sales charge, only for purchase by the Insurance Companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio.The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of Calvert to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as an investment option under a number of different variable insurance products. Calvert monitors cashflows of the Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that Calvert will detect or prevent market timing activity. However, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

Income Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$15.93	$16.05
Income from investment operations
Net investment income	.50	.39
Net realized and unrealized gain (loss)	.10	.52
Total from investment operations	.60	.91
Distributions from:
Net investment income	(.48)	(.44)
Net realized and unrealized gain (loss)	(.10)	(.59)
Total distributions	(0.58)	(1.03)
Total increase (decrease) in net asset value	0.02	(.12)
Net asset value, ending	$15.95	$15.93

Total return*	3.78%	5.67%
Ratios to average net assets: A
Net investment income (loss)	3.66%	2.84%
Total expenses	1.00%	1.03%
Expenses before offsets	1.00%	1.00%
Net expenses	.97%	.98%
Portfolio turnover	454%	614%
Net assets, ending (in thousands)	$47,477	$34,836

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total distributions	(1.37)	(.53)
Total increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

For investors who want more information about a Portfolio, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Portfolio provides more detailed information about the Portfolio, including a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Portfolio by contacting your financial professional, or the Portfolio at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

The Portfolio's SAI and its Annual and Semi-Annual Reports are available free of charge, on Calvert's website at the Internet address listed below:

Calvert Web-Site:
www.calvert.com

You can review and copy information about the Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-3591

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

AMERITAS PORTFOLIOS
PROSPECTUS

April 30, 2006

2	Ameritas Income & Growth Portfolio
13	Ameritas Small Capitalization Portfolio
24	Ameritas MidCap Growth Portfolio
35	Ameritas Index 500 Portfolio
46	Ameritas Money Market Portfolio
54	Ameritas Focused MidCap Value Portfolio
65	Ameritas Small Company Equity Portfolio
77	Ameritas Core Strategies Portfolio

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMERITAS INCOME & GROWTH PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
3	Investment Objective and Strategies, Principal Risks, Past Performance
5	Fees and Expenses
6	Principal Investment Strategies and Risks

About Your Investment
7	The Fund and Its Management
8	Subadvisor and Portfolio Managers
9	Advisory Fees
9	Purchase, Exchange and Redemption of Shares
9	Important - How Shares are Priced
10	Market Timing Policy
11	Dividends and Distributions
11	Taxes
11	Financial Highlights

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

==========================================================

Advisor: Ameritas Investment Corp.

Subadvisor: Fred Alger Management, Inc.

AMERITAS INCOME & GROWTH PORTFOLIO

Objective

The Ameritas Income & Growth Portfolio (the "Portfolio") primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. The objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Subadvisor believes also offer opportunities for capital appreciation.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Income & Growth
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	16.09%
Worst Quarter (of periods shown)	Q3 '02	-18.88%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (11/1/99)
Ameritas Income & Growth	4.73%	-2.86%	1.91%
S&P 500 Index	4.91%	0.54%	0.13%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.71%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.88%
Less fee waiver and/or expense reimbursement2	-0.10%
Net expenses	0.78%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$80	$271	$478	$1,075

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

Fred Alger Management, Inc. ("Alger"), 111 Fifth Avenue, New York, NY 10003, serves as the investment Subadvisor to the Portfolio.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager	Mr. Chung has been with Alger since September 1994.

Mr. Chung is President, Chief Investment Officer, and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth portfolios. Mr. Chung joined Alger in 1994 after a career as a Tax Lawyer at Simpson Thacher and Bartlett in New York. At Alger, he advanced from Research Associate to Senior Analyst, Portfolio Manager and Manager of Alger's Technology Group. He became the Firm's Chief Investment Officer after September 11, 2001, and President in September 2003.

Mr. Chung reviews portfolio holdings and performance on a regular basis and occasionally directs/suggests changes to Mr. Collins' positioning.

Kevin D. Collins, CFA	Senior Vice President, Co-Portfolio Manager, Senior Analyst	Mr. Collins has been with Alger since December 1996.

Mr. Collins is Senior Vice President, Co-Portfolio Manager, and Senior Analyst. He is Co-Manager of the Income & Growth portfolio and the equity portion of Alger's balanced portfolios. Since 1998, he has served as a Senior Analyst covering the capital goods and industrial sectors.

Role on Management Team

Mr. Collins makes most individual purchase and sell decisions.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.625% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2005 (z)	2004	2003
Net asset value, beginning	$12.61	$11.80	$9.12
Income from investment operations
Net investment income	.12	.12	.06
Net realized and unrealized gain (loss)	.48	.81	2.68
Total from investment operations	.60	.93	2.74
Distributions from
Net investment income	(.05)	(.12)	(.06)
Total increase (decrease) in net asset value	.55	.81	2.68
Net asset value, ending	$13.16	$12.61	$11.80

Total return*	4.73%	7.86%	30.03%
Ratios to average net assets: A
Net investment income	1.04%	.99%	.59%
Total expenses	.88%	.96%	.93%
Expenses before offsets	.79%	.81%	.78%
Net expenses	.78%	.78%	.78%
Portfolio turnover	84%	96%	173%
Net assets, ending (in thousands)	$166,664	$45,751	$46,056

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2002	2001
Net asset value, beginning	$13.17	$16.66
Income from investment operations
Net investment income	.04	.06
Net realized and unrealized gain (loss)	(4.05)	(2.61)
Total from investment operations	(4.01)	(2.55)
Distributions from
Net investment income	(.04)	(.07)
Net realized gains	--	(.87)
Total distributions	(.04)	(.94)
Total increase (decrease) in net asset value	(4.05)	(3.49)
Net asset value, ending	$9.12	$13.17

Total return*	(30.44%)	(15.38%)
Ratios to average net assets: A
Net investment income	.28%	.34%
Total expenses	.92%	.80%
Expenses before offsets	.81%	.79%
Net expenses	.78%	.78%
Portfolio turnover	270%	100%
Net assets, ending (in thousands)	$39,951	$71,828

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

(z)Per share figures are calculated using the Average Shares Method.

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AMERITAS SMALL CAPITALIZATION PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
14	Investment Objective and Strategies, Principal Risks, Past Performance
16	Fees and Expenses
17	Principal Investment Strategies and Risks

About Your Investment
18	The Fund and Its Management
18	Subadvisor and Portfolio Manager
19	Advisory Fees
19	Purchase, Exchange and Redemption of Shares
20	Important - How Shares are Priced
21	Market Timing Policy
21	Dividends and Distributions
21	Taxes
22	Financial Highlights

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Advisor: Ameritas Investment Corp.
Subadvisor: Eagle Asset Management, Inc.

AMERITAS SMALL CAPITALIZATION PORTFOLIO

Objective

The Ameritas Small Capitalization Portfolio (the "Portfolio") seeks long-term capital appreciation. The objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

The Portfolio focuses on small, rapidly-growing under-researched companies whose securities, in the Subadvisor's opinion, are trading at reasonable prices. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The Portfolio considers a small capitalization company to have a market capitalization within the range of companies in the Russell 2000 Growth Index.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The prices of small-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Portfolio may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Small Capitalization
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	21.20%
Worst Quarter (of periods shown)	Q1 '01	-26.77%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (11/1/99)
Ameritas Small Capitalization	2.62%	-7.23%	-6.99%
Russell 2000 Growth Index	4.15%	2.28%	1.99%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.99%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.22%
Less fee waiver and/or expense reimbursement2	-0.22%
Net expenses	1.00%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.08% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$102	$365	$649	$1,458

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Manager

Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment Subadvisor to the Portfolio. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned, autonomous subsidiary of Raymond James Financial, Inc.

Information is provided below identifying the individual who is employed by or associated with the Subadvisor of the Portfolio, and who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Bert Boksen, CFA	Senior Vice President and Managing Director	Mr. Boksen has been with Eagle since 1995.

Since 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Mr. Boksen is Senior Vice President of Eagle Asset Management, Inc., and has portfolio management responsibilities for Eagle's Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director in June 1999.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.85% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2005	2004	2003
Net asset value, beginning	$27.06	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.20)	(.24)	(.19)
Net realized and unrealized gain (loss)	.91	.86	7.59
Total from investment operations	.71	.62	7.40
Total increase (decrease) in net asset value	.71	.62	7.40
Net asset value, ending	$27.77	$27.06	$26.44

Total return*	2.62%	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.71%)	(.90%)	(.83%)
Total expenses	1.22%	1.29%	1.26%
Expenses before offsets	1.08%	1.04%	1.04%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	49%	349%	169%
Net assets, ending (in thousands)	$35,509	$39,880	$42,096

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2002	2001
Net asset value, beginning	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)
Net realized and unrealized gain (loss)	(10.13)	(10.88)
Total from investment operations	(10.36)	(11.02)
Distributions from
Net realized gains	--	--
Total increase (decrease) in net asset value	(10.36)	(11.02)
Net asset value, ending	$19.04	$29.40

Total return*	(35.24%)	(27.26%)
Ratios to average net assets: A
Net investment income (loss)	(.91%)	(.48%)
Total expenses	1.16%	1.11%
Expenses before offsets	1.05%	1.02%
Net expenses	1.00%	1.00%
Portfolio turnover	140%	252%
Net assets, ending (in thousands)	$31,762	$62,780

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

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AMERITAS MIDCAP GROWTH PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
25	Investment Objective and Strategies, Principal Risks, Past Performance
27	Fees and Expenses
28	Principal Investment Strategies and Risks

About Your Investment
29	The Fund and Its Management
29	Subadvisor and Portfolio Managers
31	Advisory Fees
31	Purchase, Exchange and Redemption of Shares
31	Important - How Shares are Priced
32	Market Timing Policy
33	Dividends and Distributions
33	Taxes
33	Financial Highlights

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Advisor: Ameritas Investment Corp.
Subadvisor: Fred Alger Management, Inc.

AMERITAS MIDCAP GROWTH PORTFOLIO

Objective

The Ameritas MidCap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

The Portfolio invests in midsize companies with promising growth potential. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the equity securities, such as common or preferred stocks, of mid-capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The Portfolio considers a mid-capitalization company to have a market capitalization within the range of companies in the Russell MidCap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  Prices of mid-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The Portfolio employs an active style that seeks to position the Portfolio within securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell MidCap Growth Index. The Russell Midcap Growth Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit growth-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Midcap Growth
Year-by-Year Total Return

Best Quarter (of periods shown)	Q1 '00	22.00%
Worst Quarter (of periods shown)	Q3 '02	-18.73%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (11/1/99)
Ameritas MidCap Growth	11.27%	3.83%	8.54%
Russell MidCap Growth Index	12.10%	1.38%	3.33%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.87%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.06%
Less fee waiver and/or expense reimbursement2	-0.12%
Net operating expenses	0.94%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date.The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$96	$325	$573	$1,283

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

Fred Alger Management, Inc. ("Alger"), 111 Fifth Avenue, New York, NY 10003, serves as the investment Subadvisor to the Portfolio.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Dan C. Chung, CFA	President, Chief Investment Officer, Portfolio Manager	Mr. Chung has been with Alger since September 1994.

Mr. Chung is President, Chief Investment Officer, and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth portfolios. Mr. Chung joined Alger in 1994 after a career as a Tax Lawyer at Simpson Thacher and Bartlett in New York. At Alger, he advanced from Research Associate to Senior Analyst, Portfolio Manager and Manager of Alger's Technology Group. He became the Firm's Chief Investment Officer after September 11, 2001, and President in September, 2003.

Mr. Chung and Mr. Silverberg both purchase stocks for the Portfolio. It is generally a consensus decision. They both review holdings and performance regularly and make changes where necessary. Mr. Silverberg is Assistant Portfolio Manager.

Andrew Silverberg	Vice President, Assistant Portfolio Manager, Senior Analyst	Mr. Silverberg has been with Alger since September 2001.

Andrew Silverberg is a Vice President, Assistant Portfolio Manager and Senior Analyst responsible for media & entertainment, internet and consumer software industries. He also assists on Alger's MidCap portfolios. Andrew has 6 years of experience. He joined Alger in September 2001 from Mark Asset Management Corp.

See above.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.80% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2005	2004	2003
Net asset value, beginning	$35.71	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.10)	(.22)	(.19)
Net realized and unrealized gain (loss)	4.14	4.44	10.30
Total from investment operations	4.04	4.22	10.11
Distributions from
Net realized gain	(2.75)	--	--
Total distributions	(2.75)	--	--
Total increase (decrease) in net asset value	1.29	4.22	10.11
Net asset value, ending	$37.00	$35.71	$31.49

Total return*	11.27%	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(0.29%)	(.65%)	(.73%)
Total expenses	1.06%	1.06%	1.04%
Expenses before offsets	.95%	.94%	.94%
Net expenses	.94%	.94%	.94%
Portfolio turnover	225%	230%	213%
Net assets, ending (in thousands)	$76,216	$75,868	$74,051

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2002	2001
Net asset value, beginning	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.18)	(.20)
Net realized and unrealized gain (loss)	(8.94)	(2.33)
Total from investment operations	(9.12)	(2.53)
Distributions from
Net realized gains	--	(1.53)
Total increase (decrease) in net asset value	(9.12)	(4.06)
Net asset value, ending	$21.38	$30.50

Total return*	(29.90%)	(7.37%)
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.60%)
Total expenses	1.05%	.96%
Expenses before offsets	.94%	.95%
Net expenses	.94%	.94%
Portfolio turnover	325%	137%
Net assets, ending (in thousands)	$52,917	$96,548

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

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AMERITAS INDEX 500 PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
36	Investment Objective and Strategies, Principal Risks, Past Performance
38	Fees and Expenses
39	Principal Investment Strategies and Risks

About Your Investment
41	The Fund and Its Management
41	Subadvisor and Portfolio Managers
42	Advisory Fees
42	Purchase, Exchange and Redemption of Shares
42	Important - How Shares are Priced
43	Market Timing Policy
44	Dividends and Distributions
44	Taxes
44	Financial Highlights

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Advisor: Ameritas Investment Corp.
Subadvisor: SSgA Funds Management, Inc.

AMERITAS INDEX 500 PORTFOLIO

Objective

The Ameritas Index 500 Portfolio (the "Portfolio") seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500 Index. The objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

Under normal conditions, the Portfolio seeks to track the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks in the S&P 500 Index in proportion to the weighting in the Index. If the Portfolio is not able to purchase all 500 stocks, due to monetary constraints, it may purchase a representative sample.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market or the S&P 500 Index goes down.
  The individual stocks in the Portfolio do not or the Portfolio as a whole does not perform as well as expected.
  An index fund has operating expenses; a market index does not. The Portfolio -- while expected to track its target index as closely as possible -- will not be able to match the performance of the index exactly.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks. The Portfolio is not sponsored, sold, promoted or endorsed by Standard and Poor's.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Index 500
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	15.36%
Worst Quarter (of periods shown)	Q3 '02	-17.29%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (11/1/99)
Ameritas Index 500	4.58%	0.17%	-0.22%
S&P 500 Index	4.91%	0.54%	0.13%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.29%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.49%
Less fee waiver and/or expense reimbursement2	-0.11%
Net expenses	0.38%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date.The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$39	$146	$263	$605

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies1

Active trading strategy/Turnover. Involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other Portfolios and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary defensive positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing in investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective.

q
Risks: Opportunity.

Conventional Securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Portfolios will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T2

1 Only to the extent incorporated within the S&P 500.

2 Based on net premium payments.

The Portfolio has additional investment policies and restrictions discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the policy and the amount of annuity payments or life insurance benefits received under a policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

SSgA Funds Management, Inc. ("SSgA FM"), One Lincoln Street, Boston, MA 02111, is a wholly-owned subsidiary of State Street Corporation. SSgA FM is a company of State Street Global Advisors (SSgA), the investment management arm of State Street Bank and Trust.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Bailey Bishop	Portfolio Manager, Global Structured Product Group	5 years with affiliates, with SSgA FM since inception in April 2001.	Portfolio manager and product engineer for SSgA/SSgA FM.	Lead Manager

James May	Portfolio Manager, Global Structured Product Group	14 years with affiliates, with SSgA FM since inception in April 2001.	Portfolio manager for SSgA/SSgA FM.	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.24% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Year Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2005	2004	2003
Net asset value, beginning	$130.81	$120.38	$95.07
Income from investment operations
Net investment income	2.16	2.15	1.47
Net realized and unrealized gain (loss)	3.84	10.50	25.38
Total from investment operations	6.00	12.65	26.85
Distributions from
Net investment income	(2.13)	(2.22)	(1.54)
Net realized gain	--	--	--
Total distributions	(2.13)	(2.22)	(1.54)
Total increase (decrease) in net asset value	3.87	10.43	25.31
Net asset value, ending	$134.68	$130.81	$120.38

Total return*	4.58%	10.50%	28.24%
Ratios to average net assets: A
Net investment income	1.49%	1.63%	1.40%
Total expenses	.49%	.53%	.46%
Expenses before offsets	.38%	.40%	.38%
Net expenses	.38%	.38%	.38%
Portfolio turnover	5%	4%	6%
Net assets, ending (in thousands)	$103,308	$118,143	$119,370

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2002	2001
Net asset value, beginning	$124.30	$148.66
Income from investment operations
Net investment income	1.45	1.48
Net realized and unrealized gain (loss)	(29.16)	(19.87)
Total from investment operations	(27.71)	(18.39)
Distributions from
Net investment income	(1.52)	(1.92)
Net realized gain	--	(4.05)
Total distributions	(1.52)	(5.97)
Total increase (decrease) in net asset value	(29.23)	(24.36)
Net asset value, ending	$95.07	$124.30

Total return*	(22.29%)	(12.42%)
Ratios to average net assets: A
Net investment income	1.22%	1.00%
Total expenses	.48%	.44%
Expenses before offsets	.39%	.39%
Net expenses	.38%	.38%
Portfolio turnover	9%	6%
Net assets, ending (in thousands)	$95,894	$145,808

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

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AMERITAS MONEY MARKET PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
47	Investment Objective and Strategies, Principal Risks, Past Performance
49	Fees and Expenses
50	Principal Investment Strategies and Risks

About Your Investment
50	The Fund and Its Management
50	Subadvisor
50	Advisory Fees
50	Purchase, Exchange and Redemption of Shares
52	Dividends and Distributions
52	Taxes
52	Financial Highlights

==========================================================

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

==========================================================

Advisor: Ameritas Investment Corp.
Subadvisor: Calvert Asset Management Company, Inc.

AMERITAS MONEY MARKET PORTFOLIO

Objective

The Ameritas Money Market Portfolio (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share for the Portfolio. This objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements, commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. The Portfolio invests more than 25% of total assets in the financial services industry. All investments must comply with the SEC's money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940, as amended.

Principal Risks

  The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa.
  Although the Portfolio tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs"), such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE.
  Investment in the financial services industry involves additional risk relating to changes in government regulation or economic downturns, which can have a significant negative affect on issuers in the financial services sector.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Lipper Variable Annuity Money Market Index. This is an average of the annual return of mutual funds that have an investment goal similar to that of the Portfolio. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Money Market
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.62%
Worst Quarter (of periods shown)	Q2 '04	0.21%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (10/29/99)*
Ameritas Money Market	3.00%	2.14%	2.92%
Lipper VA Money Market Index	1.70%	0.78%	N/A

* For comparison purposes to Lipper, performance as of 10/31/99 is as follows: Ameritas Money Market is 2.92%; Lipper VA Money Market Index is 1.53%.

For current yield information, call 800-335-9858, or visit Ameritas' website at www.ameritas.com.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.26%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.41%
Less fee waiver and/or expense reimbursement2	-0.05%
Net expenses	0.36%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fees paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.01% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$37	$127	$225	$513

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them.

For further information on the Portfolio's investment policies and restrictions, as well as a description of the types of securities that may be purchased, see the Statement of Additional Information ("SAI").

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, serves as the investment Subadvisor to the Portfolio. Calvert has been managing mutual funds since 1976 and is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of March 31, 2006, Calvert had approximately $12 billion in assets under management.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.20% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

The NAV of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Fund's Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund's portfolios. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement a portfolio's investment strategies. In addition, market timing can disrupt the management of a portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease a portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on portfolio performance. In addition to seeking to limit market timing by imposition of redemption fees, a portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

There is no guarantee that AIC will detect or prevent market-timing activity.

Note: This Market Timing Policy does not apply to money market funds but does apply to other Portfolios of the Fund not offered in this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. Distributions of net investment income are paid by the Portfolio monthly. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years. The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2005	2004	2003
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.012	.010
Total investment operations	.030	.012	.010
Distributions from
Net investment income	(.030)	(.012)	(.010)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.00%	1.17%	1.00%
Ratios to average net assets: A
Net investment income	2.98%	1.13%	1.00%
Total expenses	.41%	.37%	.36%
Expenses before offsets	.37%	.37%	.36%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$82,110	$76,609	$126,888

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2002	2001
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04
Total investment operations	.016	.04
Distributions from
Net investment income	(.016)	(.04)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	1.61%	3.96%
Ratios to average net assets: A
Net investment income	1.60%	3.81%
Total expenses	.38%	.38%
Expenses before offsets	.37%	.38%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$162,177	$166,218

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

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AMERITAS FOCUSED MIDCAP VALUE PORTFOLIO
(formerly the Ameritas Select Portfolio)
PROSPECTUS

April 30, 2006

About the Portfolio
55	Investment Objective and Strategies, Principal Risks, Past Performance
57	Fees and Expenses
58	Principal Investment Strategies and Risks

About Your Investment
59	The Fund and Its Management
60	Subadvisor and Portfolio Managers
61	Advisory Fees
61	Purchase, Exchange and Redemption of Shares
61	Important - How Shares are Priced
62	Market Timing Policy
63	Dividends and Distributions
63	Taxes
63	Financial Highlights

==========================================================

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

==========================================================

Advisor: Ameritas Investment Corp.
Subadvisor: Harris Associates L.P.

AMERITAS FOCUSED MIDCAP VALUE PORTFOLIO

(formerly the Ameritas Select Portfolio)

Objective

The Ameritas Focused MidCap Value Portfolio (the "Portfolio") seeks long-term capital appreciation. This objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

The Ameritas Focused MidCap Value Portfolio invests primarily in common stocks of U.S. companies. The Portfolio is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Portfolio may hold, at any one time, as few as twelve (12) securities, but generally will maintain a portfolio of twenty-five (25) to thirty (30) securities. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in equity securities of mid-capitalization companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The Portfolio considers a mid-capitalization company to have a stock market capitalization within the range of market capitalization categorized as "Midcap" by Morningstar, Inc. The Portfolio may also invest in investment grade bonds and unrated debt securities.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The market prices of stocks or debt securities decline.
  The individual stocks and debt securities in the Portfolio do not perform as well as expected (including the risk that the Subadvisor's forecast as to interest rates of debt securities is not correct), and/or the portfolio management practices do not work to achieve their desired result. The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  Prices of mid-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Portfolio.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  There is the risk that changes in interest rates of debt securities will adversely affect the value of an investor's securities.
  The credit quality of the debt securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

The Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Portfolio to have a relatively high amount of short-term capital gains, which may translate to higher transaction costs.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell Mid-Cap Value Index. The Russell Midcap Value Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit value-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Focused MidCap Value
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '03	15.31%
Worst Quarter (of periods shown)	Q3 '02	-15.21%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 Years	Since Inception (1/2/01)
Ameritas Focused MidCap Value	5.80%	N/A	8.83%
Russell Mid-Cap Value Index	12.65%	12.21%	12.22%

* Actual Portfolio inception is 1/2/01.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	1.04%
Other Expenses	0.16%
Total Annual Fund Operating Expenses2	1.20%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Total Fund Operating Expenses reflect an indirect fee. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reduction for fees paid indirectly would be 1.15%. Further, if necessary, Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

J

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	25T

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

Harris Associates L.P. ("Harris"), Two North LaSalle Street, Chicago, Illinois 60602, serves as the investment Subadvisor to the Portfolio. The investment management firm of Harris Associates L.P. manages equity and balanced portfolios for individuals and institutions.

Information is provided below identifying each member of the team who is employed by or associated with the Subadvisor of the Portfolio, and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Floyd J. Bellman	Vice President, Portfolio Manager	Mr. Bellman has been with Harris since 1995.	Harris Associates L.P. (4/95-present) Vice President (10/99-present) Portfolio Manager (4/95-present)	Primary Co-Manager

Robert M. Levy	Chairman	Mr. Levy has been with Harris since 1986.	Harris Associates L.P. (12/86-present) Portfolio Manager (12/86-present) Chief Investment Officer, Domestic Equity (06/03-present) CEO 06/97-01/03 President 07/96-01/03	Co-Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.92% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

The Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Focused MidCap Value Portfolio	2005	2004	2003
Net asset value, beginning	$21.53	$19.78	$15.33
Income from investment operations
Net investment income	.03	.07	.04
Net realized and unrealized gain (loss)	1.22	1.76	4.44
Total from investment operations	1.25	1.83	4.48
Distributions from:
Net investment income	(.03)	(.08)	(.03)
Net realized gains	(.60)	--	--
Total distributions	(.63)	(.08)	(.03)
Total increase (decrease) in net asset value	0.62	1.75	4.45
Net asset value, ending	$22.15	$21.53	$19.78

Total return*	5.80%	9.23%	29.22%
Ratios to average net assets: A
Net investment income	.15%	.38%	.24%
Total expenses	1.20%	1.22%	1.29%
Expenses before offsets	1.20%	1.22%	1.29%
Net expenses	1.15%	1.21%	1.22%
Portfolio turnover	29%	29%	28%
Net assets, ending (in thousands)	$47,655	$36,184	$31,972

	Year Ended	Period Ended
	December 31,	December 31,
Focused MidCap Value Portfolio	2002	2001(z)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

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AMERITAS SMALL COMPANY EQUITY PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
66	Investment Objective and Strategies, Principal Risks, Past Performance
69	Fees and Expenses
70	Principal Investment Strategies and Risks

About Your Investment
71	The Fund and Its Management
72	Subadvisor and Portfolio Managers
73	Advisory Fees
73	Purchase, Exchange and Redemption of Shares
73	Important - How Shares are Priced
74	Market Timing Policy
75	Dividends and Distributions
75	Taxes
75	Financial Highlights

==========================================================

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

==========================================================

Advisor: Ameritas Investment Corp.
Subadvisor: OFI Institutional Asset Management, Inc.

AMERITAS SMALL COMPANY EQUITY PORTFOLIO

Objective

The Ameritas Small Company Equity Portfolio (the "Portfolio") seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Subadvisor to be realistically valued. This objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Portfolio will invest substantially all, but no less than 80% of its net assets (including borrowings for investment purposes) in common stocks of companies whose market capitalizations at the time of initial purchase are within the range of capitalization of companies included in the Russell 2000 Index. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Subadvisor will select investments for the Portfolio based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Portfolio may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Portfolio has held the securities. The market capitalizations of the companies whose securities the Portfolio purchases in IPOs may be outside the Portfolio's market capitalization range stated above.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The prices of small-cap stocks may respond to market activity differently than larger more, established companies, and can be more volatile than those of larger issuers.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore the Portfolio may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  The Portfolio will allocate its investments among various industry sectors. As in any actively managed fund, the Portfolio could miss upside potential by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.
  IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Portfolio assets are small or when the Portfolio contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Portfolio provided such purchases are within the Portfolio's stated objectives and guidelines. Portfolio performance driven by IPO purchases may not continue if assets grow or IPO Portfolio trading changes.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a greater impact on the Portfolio.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Ameritas Small Company Equity
Year-by-Year Total Return

Best Quarter (of periods shown)	Q2 '01	21.37%
Worst Quarter (of periods shown)	Q3 '02	-17.87%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (1/2/01)
Ameritas Small Company Equity	-1.87%	N/A	13.51%
Russell 2000 Index	4.55%	8.22%	8.23%

*Actual Portfolio inception is 1/2/01.

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	1.31%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.61%
Less fee waiver and/or expense reimbursement2	-0.28%
Net expenses	1.33%

1 Expenses are based on the Portfolio's most recent fiscal year and restated to reflect a lower contractual expense limitation that became effective January 1, 2006. Management fees include the subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.11% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year; and
  The Portfolio's operating expenses remain the same; and
  You redeem all shares at the end of the periods.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$135	$481	$850	$1,887

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary defensive positions.

During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in general.

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

OFI Institutional Asset Management, Inc. ("OFI Institutional") serves as the investment Subadvisor to the Portfolio. Its corporate offices are located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. OFI Institutional is a wholly-owned subsidiary of Oppenheimer Funds, Inc., one of the country's largest mutual fund investment organizations. Oppenheimer Funds is owned by Oppenheimer Acquisition Corporation, a holding company that is controlled by Massachusetts Mutual Life Insurance Company, a provider of life insurance, money management and asset accumulation services for individuals and businesses. As of December 31, 2005, OFI Institutional had approximately $5.2 billion in assets under management, with its parent Oppenheimer Funds managing approximately $200 billion in assets.

Information is provided below identifying each member of the team who is employed by or associated with OFI Institutional and who is jointly and primarily responsible for the day-to-day management of the Portfolio (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation, and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Daniel Goldfarb, CFA	Vice President, Managing Director	Mr. Goldfarb has been with OFI Institutional since April 2006.	19 years of investment experience	Portfolio Manager

Steven A. Dray, CFA	Vice President, Managing Director	Mr. Dray has been with OFI Institutional since April 2006.	9 years of investment experience	Portfolio Manager

Christopher M. Crooks, CFA	Vice President, Managing Director	Mr. Crooks has been with OFI Institutional since April 2006.	12 years of investment experience	Portfolio Manager

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 1.12% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement is available in the annual report for the year ended December 31, 2005, and a discussion regarding the basis for the Board's approval of the sub-advisory agreement will be available in the June 30, 2006 semi-annual report.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value ("NAV") of the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2005	2004	2003
Net asset value, beginning	$25.23	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.15)
Net realized and unrealized gain (loss)	(.27)	3.74	6.55
Total from investment operations	(.46)	3.56	6.40
Distributions from:
Net realized gain	(1.54)	(1.74)	(.78)
Total increase (decrease) in net asset value	(2.00)	1.82	5.62
Net asset value, ending	$23.23	$25.23	$23.41

Total return*	(1.87%)	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.81%)	(.84%)	(.79%)
Total expenses	1.61%	1.61%	1.78%
Expenses before offsets	1.61%	1.54%	1.57%
Net expenses	1.47%	1.50%	1.50%
Portfolio turnover	45%	49%	55%
Net assets, ending (in thousands)	$26,281	$27,412	$23,170

	Year Ended	Period Ended
	December 31,	December 31,
Small Company Equity	2002	2001(z)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

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AMERITAS CORE STRATEGIES PORTFOLIO
PROSPECTUS

April 30, 2006

About the Portfolio
78	Investment Objective and Strategies, Principal Risks, Past Performance
81	Fees and Expenses
82	Principal Investment Strategies and Risks

About Your Investment
84	The Fund and Its Management
84	Subadvisor and Portfolio Managers
86	Advisory Fees
86	Purchase, Exchange and Redemption of Shares
87	Important - How Shares are Priced
88	Market Timing Policy
88	Dividends and Distributions
88	Taxes
89	Financial Highlights

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These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Advisor: Ameritas Investment Corp.
Subadvisor: Thornburg Investment Management, Inc.

AMERITAS CORE STRATEGIES PORTFOLIO

Objective

The Ameritas Core Strategies Portfolio (the "Portfolio") seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Portfolio is to seek some current income. The objective may be changed by the Board of Directors of Calvert Variable Series, Inc. (the "Fund") without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Portfolio expects to invest primarily in domestic equity securities (common stocks) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities, domestic debt securities and securities which in the opinion of the Subadvisor offer prospects for meeting the Portfolio's investment goals.

The Subadvisor intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks. However, the Portfolio may include stocks that in the Subadvisor's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Subadvisor anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expenses, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

The Subadvisor primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio's selection criteria, relates both to current and to projected measures. Among the specific factors considered by the Subadvisor in identifying undervalued securities for inclusion in the Portfolio are:
price/earnings ratio	undervalued assets
price to book value	relative earnings strategies potential
price/cash flow ratio	industry strategies potential
debt/capital ration	industry leadership
dividend yield	dividend strategies potential
dividend history	franchise value
security and consistency of revenue stream	potential for favorable developments

The Portfolio typically makes equity investments in the following three types of companies, in varying proportions:

  Basic Value companies, which, in the Subadvisor's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.
  Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend strategies.
  Emerging Franchises are rapidly growing companies that in the Subadvisor's opinion are in the process of establishing a leading position in a product, service or market, and which the Subadvisor expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in basic value or consistent earner companies.

The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt securities will be considered for investment when the Subadvisor believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

  The market prices of stocks or debt securities decline.
  The individual stocks and debt securities in the Portfolio do not perform as well as expected (including the risk that the Subadvisor's forecast as to interest rates of debt securities is not correct), and/or the portfolio management practices do not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  Prices of mid-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  There is the risk that changes in interest rates of debt securities will adversely affect the value of an investor's securities. The longer the maturity of a debt security, the greater the impact a change in interest rates could have on the security's price.
  The credit quality of the debt securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  "Emerging franchise" or "Emerging growth" stocks tend to be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies are often dependent on management by one or a few key individuals, have shares that suffer above-average price declines after disappointing earnings reports and have limited product lines, markets and financial resources.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior Performance*

The bar chart and table below show the Portfolio's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Portfolio. The chart shows how the performance has varied from year to year. The table compares the Portfolio's performance over time to that of the S&P 500 Index. This is a widely recognized, unmanaged index of common stock prices. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

*Pursuant to an Agreement and Plan of Reorganization, the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio were reorganized into the Ameritas Core Strategies Portfolio, effective 10/31/03. The performance results prior to 10/31/03 reflect the performance of the Ameritas Emerging Growth Portfolio.

Ameritas Core Strategies
Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '01	22.32%
Worst Quarter (of periods shown)	Q3 '01	-29.19%

Average Annual Total Returns (as of 12.31.05)
	1 year	5 years	Since Inception (11/1/99)
Ameritas Core Strategies	8.66%	-8.16%	-4.14%
S&P 500 Index	4.91%	0.54%	0.13%

Fees and Expenses

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: the table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Load on Purchases	Not Applicable
Maximum Deferred Sales Load	Not Applicable

Annual Fund Operating Expenses1 (expenses that are deducted from Fund assets)
Management Fees	0.83%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.97%
Less fee waiver and/or expense reimbursement2	-0.02%
Net annual fund operating expenses	0.95%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor. The administrative service fee is 0.05% of the Portfolio's average daily net assets with a minimum of $50,000.

2 Ameritas Investment Corp. (AIC) has contractually agreed to limit net annual fund operating expenses through April 30, 2007. The contractual expense cap is shown as "Net expenses", this is the maximum amount of operating expenses that may be charged for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Directors of the Fund may terminate the waiver during the contractual period. The example below reflects the expense limit but only through the contractual date. The Portfolio has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reduction for fees paid indirectly would be 0.91%. Under the circumstances, where AIC has provided to the Portfolio a contractual expense limitation, and to the extent any expense offset credits are earned, AIC may benefit from the expense offset arrangement and AIC's obligation under the contractual limitation may be reduced by credits earned. The amount AIC benefited from the credit was 0.02% for the most recent fiscal year. See "Investment Advisor and Subadvisors" in the Statement of Additional Information.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;
  Your investment has a 5% return each year;
  You redeem all shares at the end of the periods; and
  The Portfolio's operating expenses remain the same.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1 Year	3 Years	5 Years	10 Years
$97	$307	$534	$1,188

Principal Investment Strategies and Risks

The most concise description of the Portfolio's principal investment strategies and associated risks is under the earlier summary. The Portfolio is also permitted to invest in certain other investments and to use certain investment techniques that may have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows the Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
J	Portfolio currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
xN	Allowed up to x% of Portfolio's net assets
xT	Allowed up to x% of Portfolio's total assets

Investment Strategies

Active trading strategy/Turnover. Involves selling a security soon after purchase. An active trading strategy causes a Portfolio to have higher portfolio turnover compared to other Portfolios and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Portfolio's tax liability. Risks: Opportunity, Market and Transaction.

q

Temporary defensive positions. During adverse market, economic or political conditions, the Portfolio may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity.

q

Conventional Securities

Stocks in General

The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	q

Emerging market. Securities issued by companies located in those countries whose economies and capital markets are not as developed as those of more industrialized nations. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

q

Investment grade bonds. Bonds rated BBB/Baa or higher by a recognized rating agency or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	q

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	10N

The Portfolio has additional investment policies and restrictions, which may include repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending and when-issued securities. These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Transaction risk

The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

The shares of the Fund currently are sold only to insurance companies (collectively, the "Insurance Companies") for allocation to their separate accounts (collectively, the "Variable Accounts") to fund the benefits under certain variable annuity and variable life insurance policies (collectively, the "Policies") issued by such companies. Accordingly, the interest of a Policy owner in the shares is subject to the terms of the particular annuity or life insurance Policy and is described in the attached prospectus for the applicable Policy, which should be reviewed carefully by a person considering the purchase of a Policy. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner which are described in the Policies. Policy owners should consider that the investment return experience of the Portfolio will affect the value of the Policy and the amount of annuity payments or life insurance benefits received under the Policy. See the attached prospectus(es) for the Policies for a description of the relationship between increases or decreases in the net asset value of Portfolio shares (and any distributions on such shares) and the benefits provided under a Policy.

About Ameritas Investment Corp.

Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and also is registered as a broker dealer under the Securities Exchange Act of 1934, as amended. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a Subadvisor to provide day-to-day portfolio management for the Portfolio.

Subadvisor and Portfolio Managers

Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, NM 87501, serves as the investment Subadvisor to the Portfolio. Thornburg is a limited partnership, which consists of twenty-five limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman.

Information is provided below identifying the individual employed by or associated with the Subadvisor of the Portfolio who is primarily responsible for the day-to-day management of the Portfolio (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in the Portfolio.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

William V. Fries, CFA	Portfolio Manager	At Thornburg since 1995

William Fries is a Managing Director and a portfolio manager for Thornburg, the fund's investment manager. He currently manages the Thornburg Value and International Value Funds. He has managed both funds from inception.

Bill is one of three portfolio managers responsible for the day-to-day management of the institutional domestic equity strategy.

Connor Browne, CFA	Portfolio Manager	At Thornburg since 2001

Effective February 1, 2006, Connor Browne was appointed co-Portfolio Manager, joining Bill Fries in managing the Thornburg Value Fund and the Institutional Domestic Equity Strategy. Connor joined Thornburg in August 2001 as an Associate Portfolio Manager.

Connor is one of three portfolio managers responsible for the day-to-day management of the institutional domestic equity strategy.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Ed Maran, CFA	Portfolio Manager	At Thornburg since 2002

Effective February 1, 2006, Ed Maran was appointed co-Portfolio Manager, joining Bill Fries in managing the Thornburg Value Fund and the Institutional Domestic Equity Strategy. Ed joined Thornburg in October 2002 as an Associate Portfolio Manager. From February 2001 to May 2002, Ed was a Senior Analyst at USAA in San Antonio, Texas, with primary responsibility for financial services stocks.

Ed is one of three portfolio managers responsible for the day-to-day management of the institutional domestic equity strategy.

The Portfolio has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees

The annual advisory fee paid to AIC by the Portfolio for the most recent fiscal year was 0.75% of the Portfolio's average daily net assets. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Portfolio's advisory agreement and sub-advisory agreement is available in the annual report for the year ended December 31, 2005.

Purchase, Exchange and Redemption of Shares

The Portfolio offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of ("NAV") the Portfolio next determined after the applicable Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the NAV per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolio, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's NAV next determined after the applicable Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940, as amended. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Important - How Shares are Priced

The price of shares is based on the Portfolio's NAV. NAV is computed by adding the value of the Portfolio's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

AIC determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open.

If the Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Portfolio's shares may change on days when you will not be able to buy or sell your shares.

Market Timing Policy

In general, the Portfolio is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Portfolio discourages frequent purchases and redemptions of its shares and does not accommodate frequent purchases and redemptions of its shares. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Portfolio. The Portfolio believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of AIC and the Subadvisor to implement the Portfolio's investment strategies. In addition, market timing can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. The Portfolio or AIC at its discretion may reject any purchase or exchange request it believes to be market timing.

Shares of the Portfolio are generally held through insurance company separate accounts. The Portfolio is available as in investment option under a number of different variable insurance products. AIC has developed and implemented procedures in conjunction with the insurance company separate accounts to review and monitor daily trading activity that may be excessive under guidelines established by the Fund and AIC.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio's ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in the Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

There is no guarantee that AIC will detect or prevent market timing activity. However, AIC will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. AIC expects such intermediary to take immediate action to stop any further short-term trading by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

The Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange offer accepted by any Policy owner's financial intermediary. Orders are canceled within one business day, and the purchase price is returned to the investor. The Portfolio and the distributor also may: modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Dividends and Distributions

It is the Portfolio's intention to distribute substantially all of its net investment income, if any. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at NAV.

Taxes

As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five (5) fiscal years (or if shorter, the period of the Portfolio's operations). The Portfolio's fiscal year end is December 31. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), and does not reflect any charges or expenses deducted by the Insurance Companies. If these charges and expenses were included, the total return would be lower. The information has been derived from the Portfolio's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other auditors.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2005	2004	2003
Net asset value, beginning	$16.55	$15.44	$11.73
Income from investment operations
Net investment income (loss)	0.09	.15	(.01)
Net realized and unrealized gain (loss)	1.34	1.10	3.72
Total from investment operations	1.43	1.25	3.71
Distributions from:
Net investment income	(.09)	(.14)	--
Net realized gains	(.09)	--	--
Total distributions	(.18)	(.14)	--
Total increase (decrease) in net asset value	1.25	1.11	3.71
Net asset value, ending	$17.80	$16.55	$15.44

Total return*	8.66%	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.54%	.90%	(.12%)
Total expenses	.97%	.97%	1.42%
Expenses before offsets	.97%	.96%	.96%
Net expenses	.91%	.95%	.95%
Portfolio turnover	61%	66%	92%
Net assets, ending (in thousands)	$67,891	$69,072	$71,322

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2002	2001
Net asset value, beginning	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.07)	(.06)
Net realized and unrealized gain (loss)	(6.06)	(10.53)
Total from investment operations	(6.13)	(10.59)
Distributions from
Net realized gains	--	(1.30)
Total increase (decrease) in net asset value	(6.13)	(11.89)
Net asset value, ending	$11.73	$17.86

Total return*	(34.32%)	(35.65%)
Ratios to average net assets: A
Net investment income (loss)	(.40%)	(.27%)
Total expenses	1.35%	1.21%
Expenses before offsets	.95%	.96%
Net expenses	.95%	.95%
Portfolio turnover	104%	265%
Net assets, ending (in thousands)	$30,667	$60,662

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Portfolios' investments is available in the Portfolios' respective Annual and Semi-Annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the respective Portfolios' performance during the last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Portfolios, including a description of each Portfolio's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Ameritas Portfolios by contacting your broker, or the Fund at:

Ameritas Investment Corp.
5900 "O" Street
Lincoln, Nebraska 68510-1889
Telephone: 1-800-335-9858

Each Portfolio's SAI and its Annual and Semi-Annual Reports are available, free of charge, on or through Ameritas' website at the Internet address listed below:

Ameritas Web-Site Address: http://www.ameritas.com

You can review information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-3591


CALVERT VARIABLE SERIES, INC.
Social Small Cap Growth Portfolio
Social Mid Cap Growth Portfolio
Social International Equity Portfolio
Social Balanced Portfolio
Social Equity Portfolio
Income Portfolio

Statement of Additional Information
April 30, 2006

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectuses of the Calvert Portfolios of Calvert Variable Series, Inc. (the "Fund") dated April 30, 2006. The Fund's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. Each prospectus and the most recent shareholder report may be obtained free of charge by calling (800) 368-2748, writing the Fund at 4550 Montgomery Avenue, Bethesda, Maryland 20814, or visiting our website at www.calvert.com.

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	12
Purchase and Redemption of Shares	14
Net Asset Value	14
Dividends, Distributions, and Taxes	15
Calculation of Yield and Total Return	15
Directors and Officers	16
Investment Advisor and Subadvisors	21
Portfolio Manager Disclosure	22
Administrative Services Agent	40
Transfer and Shareholder Servicing Agents	40
Independent Registered Public Accountants and Custodians	41
Method of Distribution	41
Portfolio Transactions	41
Portfolio Holdings Disclosure	43
Personal Securities Transactions	44
Proxy Voting Disclosure	44
Process for Delivering Shareholder Communications to the Board of Directors	45
General Information	45
Control Persons and Principal Holders of Securities	46
Fund Service Providers	50
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

Calvert Variable Series, Inc. offers investors the opportunity to invest in several professionally managed securities portfolios which offer the opportunity for growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Calvert Portfolios offer investors a choice of six separate portfolios: Social Small Cap Growth, Social Mid Cap Growth, Social International Equity, Social Balanced, Social Equity, and Income (the "Portfolios"). References to the "Investment Advisor" refer to the Advisor and/or Subadvisor(s) appropriate to the Portfolio being discussed. (See "Investment Advisor and Subadvisors.") The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the U.S. on exchanges or over the counter, and can be either sponsored or unsponsored. A sponsored ADR may be preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolio may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. A Portfolio defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

In determining the appropriate distribution of investments among various countries and geographic regions, the Advisor or Subadvisor ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the global investor.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, the Portfolio's exposure to a given currency from its security holdings represents a risk to the Portfolio, either from an expected substantial decline against the U.S. dollar, or from a too small exposure to the Portfolio's relevant index weight of the currency. The Advisor or Subadvisor may buy or sell the foreign currency on a forward basis to hedge against this risk. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Bank Instruments

Income may, in pursuit of its investment objective, invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. Such obligations are not insured by the Federal Deposit Insurance Corporation. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.

Mid Cap Issuers

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Real Estate Investment Trusts

Real Estate Investment Trusts. Each of the Portfolios may invest in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhood; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate.

Mortgage-Backed Securities, including collateralized mortgage obligations

The Portfolios may, in pursuit of investment objectives, invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages, a direct interest in an obligation of the issuer backed by a mortgage or pool of mortgages, or a direct interest in an underlying pool of mortgages. A Portfolio may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs are fully-collateralized bonds which are general obligations of the issuer of the bonds. CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMOs. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders.

Prepayments could cause early retirement of CMOs. CMOs secured by the same pool of mortgages are frequently designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The Federal Home Loan Mortgage Corporation ("FHLMC") has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Beside the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment refinancing or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these payments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-baked securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse affect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.

Private Placements and Illiquid Securities

Due to the particular social objective of the Portfolios, opportunities may exist to promote especially promising approaches to social goals through privately-placed investments. The private placement investments undertaken by the Portfolios, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies. The Investment Advisors seek to structure the Portfolios' investments to provide the greatest assurance of attaining the intended investment return.

Many private placement investments have no readily available market and may therefore be considered illiquid. It is an operating policy of the Portfolios not to purchase illiquid securities if more than a certain percentage of the value of its net assets would be invested in such securities. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined by the Board of Directors to be liquid. The Board may delegate such determinations of liquidity to the Advisor, pursuant to guidelines and oversight by the Board. Portfolio investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor under the direction and control of the Board.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix B for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category.

The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

A Portfolio can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor and/or Subadvisor (as applicable) judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Portfolios' social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Income may, in pursuit of its investment objectives, engage in the writing of covered call options in standard contracts traded on national securities exchanges or quoted on NASDAQ, provided that: (1) the Portfolio continues to own the securities covering each call option until the call option has been exercised or until the Portfolio has purchased a closing call to offset its obligation to deliver securities pursuant to the call option it had written; and (2) the market value of all securities covering call options in the Portfolio does not exceed 35% of the market value of the Portfolio's net assets. The Portfolio may also write secured put options against U.S. Government-backed obligations and uses a variety of other investment techniques, seeking to hedge against changes in the general level of interest rates, including the purchase of put and call options on debt securities and the purchase and sale of interest rate futures contracts and options on such futures.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Expiration of a put or call option or entry into a closing purchase transaction will result in a short-term capital gain, unless the cost of a closing purchase transaction exceeds the premium the Portfolio received when it initially wrote the option, in which case a short-term capital loss will result. If the purchaser exercises a put or call option, the Portfolio will realize a gain or loss from the sale of the security acquired or sold pursuant to the option, and in determining the gain or loss the premium will be included in the proceeds of sale.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.

Futures Transactions. These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions, including to hedge or "equitize" its cash position, and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract--a long position if the option is a call and a short position if the option is a put--at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Writing Put Options on Futures Contracts. The writing of put options on futures contracts is analogous to the purchase of futures contracts. If an option is exercised, the net cost to the Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the cash market.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Interest Rate Futures Transactions. A change in the general level of interest rates will affect the market value of debt securities in the portfolio. A Portfolio may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates in accordance with the strategies described below. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon purchasing or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its position becomes more valuable.

The purchase and sale of interest rate futures contracts is for the purpose of hedging the Portfolio's holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA Certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Thus, if a Portfolio owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated risk in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term securities in the cash market. The Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool to manage risk it might be possible to accomplish the same result more easily and quickly.

Foreign Currency Options (Not applicable to Social Balanced). A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller buyer may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

Foreign Currency Futures Transactions. The Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Portfolios may lend their portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. A Portfolio will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, when a Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Swap Agreements

Income may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. Income will only enter in swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market variables the investment performance of the Portfolio may be less favorable than it would have been if this investment technique were not used.

U.S. Government-Sponsored Obligations

Fannie Mae and Freddie Mac. The Portfolios may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the United States ("U.S.") Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Portfolios may, in pursuit of investment objectives, invest in debt and mortgage-backed securities issued by the GNMA, commonly known as Ginnie Maes, and other U.S. Government-backed obligations.

Ginnie Maes. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

From time to time, a Portfolio may make charitable contributions to groups intended to further its social purpose, including but not limited to educating investors about socially responsible investing.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio.

(1) Social Equity, Social International Equity and Social Small Cap Growth may not make any investment inconsistent with their classification as a diversified investment company under the 1940 Act.

(2) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby.

(3) Each Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Portfolio may pledge, mortgage, or hypothecate its assets.

(4) Each Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) Each Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that Social Mid Cap, Social International Equity, Social Small Cap Growth and Income may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(6) Each Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities if any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) Social Mid Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in the common stocks of mid-cap companies.

(2) Social Equity may not, under normal circumstances, invest less than 80% of its net assets in equities.

(3) Social Small Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in small-cap companies.

(4) Social International Equity may not, under normal circumstances, invest less than 80% of its net assets in equities internationally.

(5) Each Portfolio (except Social International Equity and Income) does not intend to make any purchases of securities if borrowing exceeds 5% of a portfolio's total assets; Social International Equity and Income each do not intend to make any purchases of securities if borrowing exceeds 15% of their respective total assets.

(6) Each Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

(7) Social International Equity, Social Small Cap Growth and Social Mid Cap Growth may not write options on more than 50% of their total assets.

(8) Social International Equity, Social Small Cap Growth, Social Mid Cap Growth, Social Balanced, Social Equity and Income may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

(9) Social International Equity, Social Mid Cap Growth, Social Balanced, Social Equity and Income may not make short sales of securities or purchase any securities on margin except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

(10) Income may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of hedging the duration of its portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(11) Social Balanced may not invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets taken at market value at the time of the investment would be invested in such securities.

(12) Income may not invest more than 30% of its net assets in the securities of foreign issuers, including obligations of foreign branches of U.S. banks, and U.S. branches of foreign banks.

(13) Social Balanced may not write, purchase or sell puts, calls or combinations thereof except in connection with when-issued securities.

(14) Income may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of its net asset value.

(15) Income may not invest in puts, calls, straddles, spread, or any combination thereof, except to the extent permitted by its Prospectus and this SAI, as each may from time to time be amended.

(16) Social International Equity may not write, purchase or sell puts, calls or combinations thereof except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies, write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

(17) Social International Equity will limit its investments in securities of U.S. issuers to 5% of its net assets.

(18) Social Balanced may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that Social Balanced may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

With respect to Nonfundamental Investment Restrictions Nos. 1 through 4, the affected Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order in good order. The customer orders will be priced at the Portfolio's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

See the Prospectuses for additional details on purchases and redemptions.

NET ASSET VALUE

Shares of each Portfolio are issued and redeemed at the net asset value per share of the Portfolio. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding. Expenses are accrued daily, including the investment advisory fee. The net asset values of Social Balanced, Social International Equity, Social Small Cap Growth, Social Mid Cap Growth, Social Equity, and Income fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

In calculating net asset value, the Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on trade date.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.

Any distributions of a Portfolio's net investment income or realized net capital gains, if any, are normally paid once a year. However, the Portfolios do not intend to make distributions from realized net capital gains unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2005 were as follows:

Social Small Cap Growth	$29,368
Social Mid Cap Growth	$1,508,360
Social International Equity	$1,322,486
Social Balanced	$3,514,705
Social Equity	$435,544
Income	$0

Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

CALCULATION OF YIELD AND TOTAL RETURN

Yield (Income):

From time to time, Income may advertise its "yield". Yield quotations are historical, and are not intended to indicate future performance. "Yield" quotations refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares which are entitled to receive dividends, times the maximum offering price on the last day of the period, compounded on a "bond equivalent," or semi-annual, basis. The yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6-1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to-maturity for each of the Portfolio's investments as noted above; b= expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d= the maximum offering price per share on the last day of the period. Using this calculation, Income's yield for the month ended December 31, 2005 was 4.54%.

Yield will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

Total Return and Other Quotations:

The Portfolios may each advertise "total return." Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5, or 10 -year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.

Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio's Prospectus.

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

DIRECTORS AND OFFICERS

The Board of Directors supervises each Portfolio's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships

Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK* AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER* AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 53	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds and Senior Vice President of the Calvert Group, Ltd. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 38	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an Officer of the parent company of the Fund's Advisor.

The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares. The Board of Directors has one standing Committee. The Audit Committee's function includes the following: to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the Fund's independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Committee met four times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Gresham, Milligan and Kruvant, and Messrs. Blatz and Pugh) comprise the Audit Committee. The disinterested Directors also function as a Governance Committee (addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a Nominating Committee (e.g., handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board).

The Board of Directors of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board's annual consideration of the renewal of the Fund's investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the Investment Company Act of 1940.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2005:
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund (applies to each Portfolio)	By Director in Calvert Family of Funds
Disinterested Directors
Frank H. Blatz, Jr.	None	>$100,000
Alice Gresham	None	None
M. Charito Kruvant	None	>$100,000
Cynthia Milligan	None	>$100,000
Arthur J. Pugh	None	>$100,000
Interested Directors
Barbara J. Krumsiek	None	>$100,000
William Lester	None	None

Directors of each Portfolio not affiliated with the Fund's Advisor may elect to defer receipt of all of a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have negligible effect on each Portfolio's assets, liabilities, net assets, and net income per share.

Director Compensation Table
Calvert Variable Series, Inc.

The following tables (unaudited numbers) set forth information describing the compensation of each Trustee for his/her services to the Fund for the Fund's most recent fiscal year ended December 31, 2005.
	Frank H. Blatz**		Alice Gresham		M. Charito Kruvant**		Cynthia Milligan**
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Social Small Cap Growth Portfolio	$197	$197	$359	$0	$197	$118	$341	$341
Social Mid Cap Growth Portfolio	$875	$875	$1,593	$0	$875	$525	$1,513	$1,513
Social International Equity Portfolio	$244	$244	$447	$0	$244	$147	$424	$424
Social Balanced Portfolio	$6,343	$6,343	$11,582	$0	$6,343	$3,806	$10,995	$10,995
Social Equity Portfolio	$122	$122	$223	$0	$122	$73	$211	$211
Income Portfolio	$532	$532	$976	$0	$532	$319	$925	$925
Total Compensation from Fund Complex***	$62,000		$29,250		$62,750		$27,750
	Arthur J. Pugh**		Barbara J. Krumsiek*		William Lester*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Social Small Cap Growth Portfolio	$197	$197	$0	$0	$0	$0
Social Mid Cap Growth Portfolio	$875	$875	$0	$0	$0	$0
Social International Equity Portfolio	$244	$244	$0	$0	$0	$0
Social Balanced Portfolio	$6,343	$6,343	$0	$0	$0	$0
Social Equity Portfolio	$122	$122	$0	$0	$0	$0
Income Portfolio	$532	$532	$0	$0	$0	$0
Total Compensation from Fund Complex***	$62,750		$0		$0

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor.

** Messrs. Blatz and Pugh, Ms. Kruvant and Ms. Milligan have chosen to defer a portion of their compensation. As of December 31, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $1,440,948.82; $380,825.46; $297,200.20; and $123,376.85 for each of them, respectively.

***As of December 31, 2005, the Fund Complex consisted of forty (40) funds.

INVESTMENT ADVISOR AND SUBADVISORS

The Fund's investment advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-to-day operations, subject to the supervision and direction of the Fund's Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the Prospectus fee table footnotes, the Portfolios have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolios' uninvested cash balances. These credits are used to reduce Portfolio expenses. In those Portfolios where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund's Board of Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.75% of Social Small Cap Growth's average daily net assets; 0.65% of Social Mid Cap Growth's average daily net assets; 0.425% of the first $500 million of Social Balanced's average daily net assets, 0.375% of the next $500 million of such assets and 0.325% of all assets above $1 billion; 0.50% of Social Equity's average daily net assets; 0.40% of Income's average daily net assets; and 0.75% of the first $250 million of Social International Equity's average daily net assets, 0.725% of the next $250 million of such assets and 0.675% of all assets above $500 million. For Social International Equity, the Advisor voluntarily waives a portion of its advisory fees at Fund asset levels above $250 million. With the waiver, the Advisor receives an annual fee, payable monthly, of 0.70% of assets above $250 million and up to $500 million; and 0.625% of all assets above $500 million. This waiver is contingent upon the continued service by the current Subadvisor to the Fund (Acadian--see below), and the Advisor may terminate this waiver at any time. The Advisor reserves the right to (i) waive all of a part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio's Prospectus.

The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2003	2004	2005
Social Balanced	$1,476,256	$1,835,222	$2,005,329
Social International Equity	$82,135	$117,006	$137,003
Social Mid Cap Growth	$329,904	$419,358	$421,540
Social Small Cap Growth	$96,178	$131,575	$109,794
Social Equity	$24,904	$42,173	$45,259
Income	$77,496	$119,682	$159,502

The following Portfolios received expense reimbursements from the Advisor in the following amounts:

	2003	2004	2005
Social Small Cap Growth	$0	$0	$205
Social Equity	$21,298	$19,648	$19,395
Income	$4,192	$10,233	$0

Subadvisors

Calvert has retained Renaissance Investment Management ("Renaissance") as Subadvisor for Social Small Cap Growth. Renaissance is an affiliate of Affiliated Managers Group ("AMG"). It receives a subadvisory fee, paid by the Advisor, of .50% of average daily net assets.

Calvert has retained New Amsterdam Partners LLC ("New Amsterdam") as Subadvisor for Social Mid Cap Growth and for part of the equity investments of Social Balanced. New Amsterdam is controlled by Michelle Clayman, CFA. New Amsterdam receives a subadvisory fee, paid by the Advisor, of .25% of the average daily net assets it manages for Social Mid Cap Growth and .25% of the average daily net assets it manages for Social Balanced.

Calvert has retained Acadian Asset Management, Inc. ("Acadian") as Subadvisor for Social International Equity. Acadian is a subsidiary of Old Mutual plc. Acadian receives a subadvisory fee, paid by the Advisor, of 0.45% of the average daily net assets up to and including $250 million; 0.40% of the average daily net assets over $250 million and up to and including $500 million; and 0.35% of such average daily net assets in excess of $500 million.

Calvert has retained SSgA Funds Management, Inc. ("SSgA FM") as Subadvisor for the other part of the equity investments of Social Balanced. SSgA FM is a subsidiary of State Street Corporation. It receives a subadvisory fee, paid by the Advisor, of .25% of the Portfolio's average daily net assets.

Calvert has retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") as Subadvisor for Social Equity. Atlanta Capital is a partially-owned subsidiary of Eaton Vance Corp., which indirectly holds 70% of Atlanta Capital. Atlanta Capital Management Holdings, LLC, a holding company partnership owned by Atlanta Capital employees, holds the remaining 30%. Atlanta Capital receives a subadvisory fee, paid by the Advisor, of .30% of average daily net assets.

The Fund has received an exemptive order to permit each applicable Portfolio and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable Prospectus of the Portfolio, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Portfolios

The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

SOCIAL SMALL CAP GROWTH

Renaissance:
Paul A. Radomski

Accounts Managed other than Social Small Cap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	236
Total Assets in Other Accounts Managed	$0	$0	$407.8 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Renaissance:
Michael E. Schroer
Accounts Managed other than Social Small Cap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	512
Total Assets in Other Accounts Managed	$84.1 million	$0	$863.7 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SOCIAL MID CAP GROWTH

New Amsterdam:
Michelle Clayman, CFA
Accounts Managed other than Social Mid Cap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	135
Total Assets in Other Accounts Managed	$332.3 million	$0	$5.59 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	0	$0	$599 million

New Amsterdam:
Nathaniel Paull, CFA
Accounts Managed other than Social Mid Cap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	135
Total Assets in Other Accounts Managed	$332.3 million	$0	$5.59 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	0	$0	$599 million

SOCIAL INTERNATIONAL EQUITY

Acadian:
Raymond F. Mui
Accounts Managed other than Social International Equity as of February 28, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	18	35	155
Total Assets in Other Accounts Managed	$4,413,819,363	$6,723,413,097	$25,435,119,296
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	4	23
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$1,967,848,194	$457,555,296	$9,969,351,856

Acadian:
Brian K. Wolahan
Accounts Managed other than Social International Equity as of February 28, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	18	35	155
Total Assets in Other Accounts Managed	$4,413,819,363	$6,723,413,097	$25,435,119,296
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	4	23
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$1,967,848,194	$457,555,296	$9,969,351,856

SOCIAL BALANCED

Calvert:
Steve Falci
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	0
Total Assets in Other Accounts Managed	$606,209,417	$ 33,428,154	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

1. Fixed Income Investments

Calvert:
Gregory Habeeb
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$4,715,719,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Calvert:
Matt Nottingham, CFA
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$4,715,719,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

2. Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	135
Total Assets in Other Accounts Managed	$316.7 million	$0	$5.59 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$599 million

New Amsterdam:
Nathaniel Paull, CFA
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	135
Total Assets in Other Accounts Managed	$316.7 million	$0	$5.59 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	3
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$599 million

(Note: Because Ms. Clayman's and Mr. Paull's responsibilities completely overlap, the above data is identical for both Portfolio Managers.)

SSgA FM:
Arlene Rockefeller
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	22	97
Total Assets in Other Accounts Managed	$758,965,710	$23,373,540,290	$36,725,517,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	10 *	15 **
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$170,172,560	$20,178,213,981	$10,585,731,156

* Commingled accounts in which one or more investors has a performance-based fee.

** Separately managed accounts.

SSgA FM:
Ric Thomas
Accounts Managed other than Social Balanced as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	22	97
Total Assets in Other Accounts Managed	$758,965,710	$23,373,540,290	$36,725,517,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	10 *	15 **
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$170,172,560	$20,178,213,981	$10,585,731,156

* Commingled accounts in which one or more investors has a performance-based fee.

** Separately managed accounts.

(Note: Because of the way in which these SSgA FM team members operate, the above data is identical for both Portfolio Managers.)

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA
Accounts Managed other than Social Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	4	673
Total Assets in Other Accounts Managed	$1,558,962,857	$153,075,516	$5,078,117,271
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$304,275,491

Atlanta Capital:
Marilyn R. Irvin
Accounts Managed other than Social Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	4	672
Total Assets in Other Accounts Managed	$1,675,441,832	$153,075,516	$4,528,449,649
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$304,275,491

Atlanta Capital:
William R. Hackney III
Accounts Managed other than Social Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	4	669
Total Assets in Other Accounts Managed	$1,698,415,285	$153,075,516	$5,046,013,853
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$304,275,491

Atlanta Capital:
Paul J. Marshall
Accounts Managed other than Social Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	3	4	669
Total Assets in Other Accounts Managed	$1,591,872,350	$153,075,516	$5,046,013,853
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$304,275,491

INCOME

Calvert:
Gregory Habeeb
Accounts Managed other than Income as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$4,900,367,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Calvert:
Matt Nottingham, CFA
Accounts Managed other than Income as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	0
Total Assets in Other Accounts Managed	$4,900,367,000	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest as of December 31, 2005, which may potentially arise in connection with the management of a Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

SOCIAL SMALL CAP GROWTH

Renaissance:
Paul A. Radomski and Michael E. Schroer

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

SOCIAL MID CAP GROWTH

New Amsterdam:
Michelle Clayman, CFA, and Nathaniel Paull, CFA

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam's Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

SOCIAL INTERNATIONAL EQUITY

Acadian:
Raymond F. Mui and Brian K. Wolahan

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Portfolio, which may have different investment guidelines and objectives. In addition to the Portfolio, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Portfolio as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Portfolio and the other accounts. The other accounts may have similar investment objectives or strategies as the Portfolio, they may track the same benchmarks or indexes as the Portfolio tracks, and they may sell securities that are eligible to be held, sold or purchased by the Portfolio. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Portfolio, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Portfolio.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

SOCIAL BALANCED

Calvert:
Steve Falci

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

  Fixed Income Investments

  Calvert:
  Gregory Habeeb and Matt Nottingham, CFA

  (See "Conflicts of Interest" above with respect to Steve Falci of Calvert regarding the Social Balanced Portfolio.)

  Equity Investments

New Amsterdam:
Michelle Clayman, CFA, and Nathaniel Paull, CFA

Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam's Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

SSgA FM:
Arlene Rockefeller and Ric Thomas

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall

It is possible that conflicts of interest may arise in connection with a Portfolio Manager's management of the Portfolio's investments, on the one hand and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, a Portfolio Manager may have conflicts of interest in allocating management time, resources and investment opportunities between the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. Atlanta Capital has adopted brokerage allocation, trade practice and order aggregation policies and procedures to assist Portfolio Managers in their efforts to seek the fair allocation of investment opportunities among all client accounts. Whenever conflicts of interest arise, the Portfolio Manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Atlanta Capital accepts incentive fees where return expectations and the time period over which returns are measured are reasonable and agreeable to both parties. Performance based fees may create an incentive for Atlanta Capital to make investments that are riskier or more speculative than would be the case in absence of a performance based fee or to favor performance based accounts in the allocation of investment decisions, as Atlanta Capital's compensation may be larger than it otherwise would have been due to account performance. Due to the potential conflict of interest associated with performance based accounts, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts. Additionally, the performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weighting in determining portfolio manager incentive compensation.

The officers and employees of Atlanta Capital and accounts in which affiliated persons have an investment interest may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Atlanta Capital and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Atlanta Capital may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Atlanta Capital have an investment interest. Atlanta Capital seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm's Code of Ethics.

Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Atlanta Capital has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Atlanta Capital clients and accounts.

INCOME

Calvert:
Gregory Habeeb, Matt Nottingham, CFA

(See "Conflicts of Interest" above with respect to Steve Falci of Calvert regarding the Social Balanced Portfolio.)

C. Compensation of Portfolio Managers of the Portfolios

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Advisor or Subadvisor (if any) of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

SOCIAL SMALL CAP GROWTH

Renaissance:
Paul A. Radomski
Compensation with Respect to Management of Social Small Cap Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	None	N/A
Bonus	None	N/A
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Renaissance Investment Management	Mr. Radomski's compensation is based on his applicable percentage of the firm's revenue and profits.

Renaissance:
Michael E. Schroer
Compensation with Respect to Management of Social Small Cap Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	None	N/A
Bonus	None	N/A
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Renaissance Investment Management	Mr. Schroer's compensation is based on his applicable percentage of the firm's revenue and profits.

SOCIAL MID CAP GROWTH

New Amsterdam:
Michelle Clayman, CFA
Compensation with Respect to Management of Social Mid Cap Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm's profits proportional to her ownership percentage.

New Amsterdam:
Nathaniel Paull, CFA
Compensation with Respect to Management of Social Mid Cap Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Mr. Paull is a partner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

SOCIAL INTERNATIONAL EQUITY

Acadian:
Raymond F. Mui
Compensation with Respect to Management of Social International Equity and Other Accounts as of March 13, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Acadian

Competitive in light of experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation.

Bonus	Acadian

Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available, and compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable, and there is no particular weighting or formula for considering the factors. Not compensated on the performance of specific portfolios but on firm performance as a whole.

Deferred Compensation	Acadian

Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon 20% share in Acadian's growth in profitability over a period of time. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.

Other Compensation or Benefits Not Generally Available to All Salaried Employees		N/A

Acadian:
Brian K. Wolahan
Compensation with Respect to Management of Social International Equity and Other Accounts as of March 13, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Acadian

Competitive in light of experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation.

Bonus	Acadian

Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available, and compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable, and there is no particular weighting or formula for considering the factors. Not compensated on the performance of specific portfolios but on firm performance as a whole.

Deferred Compensation	Acadian

Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon 20% share in Acadian's growth in profitability over a period of time. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.

Other Compensation or Benefits Not Generally Available to All Salaried Employees		N/A

SOCIAL BALANCED

Calvert:
Steve Falci
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peers / standards.
Bonus	Calvert	Long- and short-term corporate financial performance.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

  Fixed Income Investments

  Calvert:
  Gregory Habeeb and Matt Nottingham, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
  Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm's profits proportional to her ownership percentage.

New Amsterdam:
Nathaniel Paull, CFA
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam Partners LLC	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam Partners LLC	A long-term profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam Partners LLC	Mr. Paull is a partner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

SSga FM:
Arlene Rockefeller and Ric Thomas
Compensation with Respect to Management of Social Balanced and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	External market for similar role.
Bonus	SSgA FM	Firm wide incentive compensation pool; competitive market data; manager distributes based on overall performance of the group and individual.
Deferred Compensation	SSgA FM
  Equity stock options determined by competitive market data
  Component of Bonus -- firm wide incentive compensation pool; manager distributes based on contribution and performance of group and individual

Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product, account, strategy or investment composite. The same process is followed in determining equity allocations.

SOCIAL EQUITY

Atlanta Capital:
Daniel W. Boone, III, CFA, Marilyn R. Irvin, William R. Hackney III and Paul J. Marshall
Compensation with Respect to Management of Social Equity and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital

Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

Bonus	Atlanta Capital

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. These factors are evaluated on an equal weighted basis. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital's management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital's profitability for the year.

Deferred Compensation	Atlanta Capital / Eaton Vance Corp.

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s nonvoting common stock.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	All Portfolio Managers maintain ownership in Atlanta Capital through a LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.

This compensation structure reflects Atlanta Capital's total compensation process rather than compensation directly related only to a single account.

INCOME

Calvert:
Gregory Habeeb and Matt Nottingham, CFA
Compensation with Respect to Management of Income and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Competitive with industry peer standards.
Bonus	Calvert	Based on short-term and long-term performance, before tax, of the Portfolios managed relative to the respective passive index shown in each Portfolio's prospectus.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2005 in the Portfolio(s) managed by that individual. The securities were valued as of December 31, 2005. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Social Small Cap Growth	Renaissance	Paul A. Radomski	None
		Michael E. Schroer	None
Social Mid Cap Growth	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
Social International Equity	Acadian	Raymond F. Mui	None
		Brian K. Wolahan	None
Social Balanced	Calvert	Steve Falci	None
		Gregory Habeeb	None
		Matt Nottingham, CFA	None
	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
	SSgA FM	Arlene Rockefeller	None
		Ric Thomas	None
Social Equity	Atlanta Capital	Daniel W. Boone, III, CFA	None
		Marilyn R. Irvin	None
		William R. Hackney III	None
		Paul J. Marshall	None
Income	Calvert	Gregory Habeeb	$100,001 to $500,000
		Matt Nottingham, CFA	$50,001-$100,000

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Portfolios' affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

Social Small Cap Growth	.25%
Social Mid Cap Growth	.25%
Social International Equity	.35%
Social Balanced	.275%
Social Equity	.20%
Income	.30%

The administrative services fee paid to CASC for the past three fiscal years was as follows:

	2003	2004	2005
Social Small Cap Growth	$32,059	$43,853	$36,597
Social Mid Cap Growth	$126,886	$161,302	$162,108
Social International Equity	$38,325	$54,601	$63,929
Social Balanced	$955,224	$1,187,496	$1,297,566
Social Equity	$9,961	$16,869	$18,104
Income	$58,132	$89,761	$119,626

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, CSSI and BFDS receive a fee based on the number of shareholder accounts and shareholder transactions. CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and subaccounting services to the Portfolios.

The following chart shows the shareholder servicing fees paid to CSSI by the Portfolios for the past three fiscal years:

	2003	2004	2005
Social Small Cap Growth	$0	$164	$892
Social Mid Cap Growth	$5,427	$7,542	$13,278
Social International Equity	$650	$1,760	$2,919
Social Balanced	$44,507	$55,998	$123,422
Social Equity	$218	$609	$96
Income	$2,372	$3,914	$9,514

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as the independent registered public accountants for the Portfolios for fiscal years 2002 through 2005. For fiscal years prior to 2002, Social Small Cap Growth, Social Mid Cap Growth, Social International Equity and Social Balanced used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Fund's investments. M&T Bank also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Portfolios.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Payments to CDI as compensation for services performed and expenses assumed may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2004.

CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Portfolio shares, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers. The Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolios. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Portfolio shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Portfolio shares. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. Currently, the Advisor, CDI and/or their affiliates have special arrangements regarding one or more Calvert Funds (other than the CVS Calvert Portfolios) with the following firms: Ameriprise Financial Services, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets (Smith Barney), UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., National Financial Services, LLC and Fidelity Brokerage Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. The Advisor does not use Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2003	2004	2005
Social Small Cap Growth	$48,048	$57,346	$56,464
Social Mid Cap Growth	$287,574	$181,104	$199,223
Social International Equity	$21,021	$18,772	$18,151
Social Balanced	$240,056	$316,326	$190,410
Social Equity	$11,310	$5,983	$7,785
Income	$0	$257	$363

Social Balanced experienced a decrease in brokerage commissions in the last fiscal year due to lower overall transaction volume, in part because there was a portfolio transition in 2004 associated with a change in Subadvisor, and there was no such change in 2005.

For the last three fiscal years, Social Small Cap Growth paid brokerage commissions to Raymond James, an affiliated person and the controlling parent company of that Portfolio's Subadvisor, as follows:

	2003	2004	2005
Social Small Cap Growth	$4,385	$4,585	$1,450

For the fiscal year ended December 31, 2005, aggregate brokerage commissions paid to Raymond James represented 2.57% of Social Small Cap Growth's total commissions and 1.56% of the total dollar amount of commission transactions.

The Fund's Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor or Subadvisors, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended December 31, 2005, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

		Related
	Amount of Transactions	Commissions
Social Small Cap Growth	866,655	$1,585
Social Mid Cap Growth	89,054,519	$85,276
Social Balanced (Equity Portion)	12,361,266	$10,758
Social Equity	3,627,059	$7,819

For the same period the Advisor and/or Subadvisors received no soft-dollar credits for new issue fixed income designations.

The portfolio turnover rates for the last two fiscal years were as follows:

	2004	2005
Social Small Cap Growth	77%	196%
Social Mid Cap Growth	89%	142%
Social International Equity	68%	62%
Social Balanced	186%	172%
Social Equity	16%	34%
Income	614%	454%

The lower turnover rate for Income in the last fiscal year resulted from fewer trades, with each trade representing a smaller percent of the total portfolio holdings, and lower interest rate volatility. Higher turnover rates for Social Small Cap Growth and Social Mid Cap Growth are largely due to the transition of each portfolio associated with a new Subadvisor.

PORTFOLIO HOLDINGS DISCLOSURE

The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings disclosed in the fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Portfolio may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Portfolios' portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.
Name of Entity	Information Provided	Frequency Provided

Acacia Mutual Life Insurance Co.	Performance	Quarterly
Aegon USA	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
ING Insurance Company of America	Top Holdings, Portfolio Composition, Sector Weightings	Quarterly
Ameritas Direct/Ameritas Variable Life Insurance Company	Performance, Commentary	Monthly
American United Life Insurance Company	Sector Breakdown; Asset Allocation, Holdings Breakdown, Countries Breakdown	Quarterly
Bidart & Ross	Performance, Top Holdings	Quarterly
IDS Life Insurance/IDS Life of New York	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
TFLIC Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Farmers Insurance	Performance, Characteristics	Monthly
Hartford Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings; Quarterly Commentary	Monthly
Massachusetts Mutual Life Insurance	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Metropolitan Life Insurance	Top Holdings, Top Sectors, Asset Allocation, Bond Quality	Quarterly
Midland National Life Insurance Company	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Mutual of America	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Nationwide	Performance, Equity Characteristics	Monthly
New York Life Insurance & Annuity	Performance, Asset Allocation, Characteristics, Top Holdings	Monthly
Protective Life	Performance, Characteristics	Monthly
Ohio National Life Insurance	Top Holdings, Portfolio Composition, Sector Weightings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Portfolios. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Fund uses in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In their function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of the Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

GENERAL INFORMATION

The Fund is an open-end management investment company, incorporated in Maryland on September 27, 1982 and has 14 portfolios. Social Small Cap Growth, Social International Equity, and Social Equity are diversified. Social Mid Cap Growth, Social Balanced, and Income are non-diversified. The remaining portfolios are offered through a different prospectus and statement of additional information.

The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio's shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of a Portfolio's shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you receive one vote for each share you own.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the following entities beneficially owned more than 25% of the voting securities of the listed Portfolios:
Portfolio Name	% of Ownership
Name and Address

Social Small Cap Growth
Ameritas Life Insurance Corp.	47.93%
Account X
Lincoln, NE

Social Mid Cap Growth
Metropolitan Life Insurance Co.	25.44%
Indianapolis, IN

Social International Equity
Ameritas Life Insurance Corp.	46.05%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	29.55%
Separate Account V
Cedar Rapids, IA

Social Equity
Ameritas Life Insurance Corp.	64.23%
Lincoln, NE

Income
Ameritas Life Insurance Corp.	76.71%
Account X
Lincoln, NE

Ameritas Life Insurance Corporation is domiciled in Nebraska, and is an affiliate of the Fund's advisor and principal underwriter. Ameritas Life Insurance Corporation is a subsidiary of Ameritas Holding Company, a subsidiary of UNIFI Mutual Holding Company.

Metropolitan Life Insurance Co. was formed under the laws of New York State, and is a subsidiary of MetLife, Inc.

Peoples Benefit Life Insurance Co. is an Iowa company and is a subsidiary of AEGON N.V.

As of April 1, 2006, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Portfolios as shown:
Portfolio Name	% of Ownership
Name and Address

Social Small Cap Growth
Ameritas Life Insurance Corp.	47.93%
Account X
Lincoln, NE

Protective Variable Annuity	12.42%
Protective Life Insurance Company
Birmingham, AL

Peoples Benefit Life Insurance Co.	11.48%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Life Insurance Corp.	10.37%
Account Y
Lincoln, NE

Ameritas Variable	6.62%
Lincoln, NE

Social Mid Cap Growth
Metropolitan Life Insurance Co.	25.44%
Mutual Fund Processing
Iselin, NJ

American United Life Insurance Co.	21.14%
c/o Group Retirement Annuity, Separate Account II
Indianapolis, IN

American United Life Insurance Co.	20.96%
c/o AUL American Unit Trust
Indianapolis, IN

Peoples Benefit Life Insurance Co.	11.13%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Life Insurance Corp.	8.98%
Lincoln, NE

Social International Equity
Ameritas Life Insurance Corp.	46.05%
Account X
Lincoln, NE

Peoples Benefit Life Insurance Co.	29.55%
Separate Account V
c/o Aegon USA
Cedar Rapids, IA

Ameritas Life Insurance Corp.	7.27%
Account Y
Lincoln, NE

Ameritas Variable	6.19%
Account X
Lincoln, NE

Ameritas Variable	5.49%
Account Y
Lincoln, NE

Social Balanced
ING Life Insurance and Annuity Co.	17.18%
Hartford, CT

Mutual of America TVIF Fund	16.41%
S/A #2
New York, NY

Metropolitan Life Insurance Co.	13.26%
Securities Accounting & Admin
Iselin, NJ

NYLIAC on behalf of NYLIAC Variable Annuity	12.83%
Separate Account -I
Parsippany, NJ

Keynote Series Account	5.72%
c/o Investors Bank & Trust Co.
Boston, MA

IDS Life Insurance	5.37%
Minneapolis, MN

Social Equity
Ameritas Life Insurance Corp.	64.23%
Account X
Lincoln, NE

The Ohio National Life Insurance Company	24.87%
FBO Its Separate Accounts
Cincinnati, OH

Income
Ameritas Life Insurance Corp.	76.71%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	12.16%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp.	11.10%
Account Z
Lincoln, NE

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICES
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE

    Board and Governance Issues

  Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

  Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

  Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

  Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

  Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

  Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

  Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

  Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

  Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the U.S. if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

  Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

  Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

  Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

  Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

  Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the U.S. accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

  Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

  Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

  Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

  Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

  Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

  Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

  Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

  Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

  Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

  Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

  Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

  Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

  Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

  Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

  Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

  Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

  CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

  Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

  Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C. Workplace Issues

    Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

  Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the U.S. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

  Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

  Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

  Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

  Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

  Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

  Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

  Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the U.S. border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

  Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the U.S., many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

  Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

  Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

  Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

  Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

  Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

  Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


Calvert Variable Series, Inc.

Ameritas Income & Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio
Ameritas Focused MidCap Value Portfolio
Ameritas Small Company Equity Portfolio
Ameritas Core Strategies Portfolio

Statement of Additional Information
April 30, 2006

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Prospectuses of the Ameritas Portfolios of Calvert Variable Series, Inc. (the "Fund") dated April 30, 2006. The Fund's audited financial statements, included in its most recent Annual Report to Shareholders, are expressly incorporated by reference and made a part of this SAI. Each prospectus and the most recent shareholder report may be obtained free of charge by calling 1-800-335-9858 or by writing the Fund at 5900 "O" Street, Lincoln, Nebraska 68510-1889.

Supplemental Information on Investment Policies and Risks	2
Investment Restrictions	9
Purchase and Redemption of Shares	17
Net Asset Value	17
Dividends, Distributions, and Taxes	17
Calculation of Yield and Total Return	18
Directors and Officers	19
Investment Advisor and Subadvisors	24
Portfolio Manager Disclosure	26
Administrative Services Agent	39
Transfer and Shareholder Servicing Agents	40
Independent Registered Public Accountants and Custodians	40
Method of Distribution	40
Portfolio Transactions	41
Portfolio Holdings Disclosure	42
Personal Securities Transactions	43
Proxy Voting Disclosure	43
Process for Delivering Shareholder Communications to the Board of Directors	44
General Information	44
Control Persons and Principal Holders of Securities	45
Fund Service Providers	48
Appendix A -- Proxy Voting Guidelines
Appendix B -- Credit Rating Descriptions

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS

The Ameritas Portfolios of Calvert Variable Series, Inc. offer investors the opportunity to invest in several professionally managed securities portfolios which offer the opportunity for growth of capital or current income. The Ameritas Portfolios offer investors a choice of eight separate portfolios: Income & Growth, Small Capitalization, MidCap Growth, Index 500, Money Market, Focused MidCap Value, Small Company Equity, and Core Strategies Portfolios (the "Portfolios"). The following supplemental discussion of investment policies and risks applies to each of the Portfolios, unless otherwise noted.

Foreign Securities (Not applicable to the Money Market Portfolio)

Investments in foreign securities may present risks not typically involved in domestic investments. A Portfolio may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the U.S. on exchanges or over the counter, and can be either sponsored or unsponsored. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolio may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when a Portfolio changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. A Portfolio defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Portfolio may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Foreign Money Market Instruments

The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of the Money Market Portfolio that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Small Cap Issuers

The securities of small cap issuers may be less actively traded than the securities of large-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies, or the market averages in general.

Mid Cap Issuers

The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are arrangements under which a Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. A Portfolio may engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. A Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, a Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. A Portfolio will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

U.S. Government-Sponsored Obligations

The Portfolios may invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.

Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), respectively. Unlike GNMA certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Portfolios may invest in Ginnie Maes and other U.S. Government-backed obligations.

Ginnie Maes. Ginnie Maes, issued by the Government National Mortgage Association ("GNMA"), are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

U.S. Treasury Obligations. Direct obligations of the United States Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Other U.S. Government Obligations. The Portfolios may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category.

The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded on an exchange but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

A Portfolio may purchase shares of other investment companies to the extent consistent with applicable law and each Portfolio's investment limitations. ETFs, like other investment companies, typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of ETFs results in the layering of expenses, such that Portfolio shareholders would indirectly bear a proportionate share of any operating expenses of the ETF.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including: market risk (the risk of fluctuating stock prices in general), asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include: the risk that ETFs may trade at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs may operate as open-end investment companies, closed-end investment companies or unit investment trusts.

Derivatives

A Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Index 500, Focused MidCap Value, and Core Strategies Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio's turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract - a long position if the option is a call and a short position if the option is a put - at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Foreign Currency Transactions

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contract when it determines that to do so is in a Portfolio's best interests.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option holder may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

Foreign Currency Futures Transactions. A Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Portfolios may lend their portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. A Portfolio will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolio continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolio's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Portfolio will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

When-Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, when a Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with the Portfolio's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Money Market Default Insurance

The Ameritas Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September 2006, unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

Income & Growth, Small Capitalization and MidCap Growth Portfolios

The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio. The Portfolios may not:

    Purchase the securities of any issuer, other than U.S. Government securities, if as a result more than 5% of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation.

    Purchase more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

    Sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

    Borrow money, except that the Portfolio may borrow for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements and mortgage-backed rolls, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.

    Pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

    Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

    Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements. For purposes of this investment restriction, the Portfolios consider a "loan" to be a "loan of money."

    Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

    Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

    Invest in commodities.

    Invest more than 10% of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the limit stated above.

    Issue senior securities.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolios may not:

    Under normal circumstances, invest less than 80% of its net assets in the common stock of small-cap companies (Small Capitalization Portfolio only).

    Under normal circumstances, invest less than 80% of its net assets in the common stock of mid-cap companies (MidCap Growth Portfolio only).

    Purchase or sell real estate, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

    Write or sell puts, calls, straddles, spreads or combinations thereof.

    Invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

    Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

    Make investments for the purpose of exercising control or management.

    Invest in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed 5% of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

    Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund, Advisor or Subadvisor individually owns more than 5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

Except in the case of the 300% limitation set forth in Fundamental Investment Restriction No. 4, and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Portfolio's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction. With respect to Nonfundamental Investment Restrictions Nos. 1 and 2, the affected Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Index 500 Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

    Issue senior securities, except in connection with the insurance program established by the Portfolio pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940 Act.

    Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

    Underwrite securities issued by others, except to the extent that The Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

    Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

    The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

    The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of Fundamental Investment Restriction No. 3). The Portfolio will not borrow from other funds advised by Advisor, Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

    The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    The Portfolio does not currently intend to lend assets other than securities to other parties, except by: (a) lending up to 5% of its net assets to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

    The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; except to the extent incorporated within the S&P 500.

With respect to Nonfundamental Investment Restriction No. 4, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

With respect to the Portfolio's limitations on futures and options transactions, see the section entitled "Options and Futures Contracts".

Money Market Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    Purchase the securities of any issuer if, as a result, the Portfolio would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

    Issue senior securities.

    Borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

    Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest more than 25% of its total assets in the financial services industry.

    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

    Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

    Invest in companies for the purpose of exercising control or management.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

    The Portfolio does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

    The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. Short sales will be "covered" with an equivalent amount of high quality, liquid securities. Transactions in futures contracts and options are not deemed to constitute selling securities short.

    The Portfolio does not currently intend to purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not borrow from other funds advised by the Advisor, the Subadvisor or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the Portfolio's total assets.

    The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    The Portfolio does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

    The Portfolio does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the Portfolio's net assets) to a registered investment company or portfolio for which the Advisor, the Subadvisor or an affiliate serves as investment advisor. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

    The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

With respect to Nonfundamental Investment Restriction No. 1, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to Nonfundamental Investment Restriction No. 5, if through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Focused MidCap Value Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

    Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

    Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing. [Related Non-Fundamental Investment Restriction: The Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Portfolio's total assets].

    Issue any senior security except in connection with permitted borrowings.

    Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that act with respect to such resale.

    Make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) lending its portfolio securities. [Related Non-Fundamental Investment Restriction: The Portfolio will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan).] For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

    Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

    Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

    Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities.
    Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
    Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.
    Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts).
    Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.
    Purchase or write a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money).
    Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.
    The Portfolio will maintain a five percent (5%) cap on the maximum exposure in any one securities holding.
    For any security purchased under Fundamental Restriction No. 1, such security shall be allowed to appreciate to a maximum of ten percent (10%) exposure.
    Under normal circumstances, invest less than 80% of its net assets in the common stock of mid-cap companies

Small Company Equity Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

    Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Portfolio may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Portfolio's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

    Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
    Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Portfolio.
    Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Portfolio's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Portfolio's assets. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."
    Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Portfolio has no intention of issuing senior securities except as set forth in Fundamental Investment Restriction No. 1).
    Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)
    Purchase or sell commodities or commodity contracts.

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

    Under normal circumstances, invest less than 80% of its net assets in small-company stock.
    Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Directors of the Fund (or the person designated by them to make such determination) to be readily marketable, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

With respect to Nonfundamental Investment Restriction No. 1, the Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Core Strategies Portfolio

The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

1. With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Issue senior securities, except as permitted under the 1940 Act.

3. Borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

4. Underwrite any issue of securities (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. For purposes of this investment restriction, the Portfolio considers a "loan" to be a "loan of money."

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote. The Portfolio may not:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5. The Portfolio does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Portfolio's limitations on investments in illiquid securities.

6. The Portfolio does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

7. The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

8. The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

9. The Portfolio does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

10. The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Directors of the Fund and those officers and directors of the Advisor or Subadvisor who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

Under current law a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities if any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Portfolio security.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios have no arrangement with any person to permit frequent purchases and redemptions of Portfolio shares.

See the prospectus for additional details on purchases and redemptions.

NET ASSET VALUE

The net asset value of the shares of each Portfolio of the Fund is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share. The net asset values of the Income & Growth, Growth, Small Capitalization, MidCap Growth, Index 500, Focused MidCap Value, Small Company Equity, and Core Strategies Portfolios fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.

In calculating net asset value, a Portfolio (other than the Money Market Portfolio) follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on trade date.

The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each Portfolio intends to continue to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation at the Portfolio level, rather than passing through its income and gains to shareholders.

Any distributions of a Portfolio's net investment income or realized net capital gains are normally paid once a year (distributions of net investment income are paid by the Money Market Portfolio monthly). However, the Portfolios do not intend to make any distributions from realized net capital gains unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of December 31, 2005 were as follows:

Income & Growth	$26,530,961
Small Capitalization	$38,209,103
MidCap Growth	$0
Index 500	$22,885,260
Money Market	$0
Focused MidCap Value	$0
Small Company Equity	$0
Core Strategies	$16,471,980

Since the shareholders of the Portfolios are Insurance Companies, this SAI does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

CALCULATION OF YIELD AND TOTAL RETURN

Yield (Money Market):

From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = [(base period return) + 1]365/7 - 1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2005, Money Market's yield was 4.02% and its effective yield was 4.10%.

The yield of the Money Market Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating the Portfolio's performance in meeting its investment objective.

Total Return and Other Quotations:

The Portfolios may each advertise "total return." Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of such periods (or portions thereof if applicable). Total return is historical in nature and is not intended to indicate future performance.

Information on the annual returns and the long-term performance for each Portfolio is provided in the Portfolio's Prospectus.

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

DIRECTORS AND OFFICERS

The Board of Directors supervises each Portfolio's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Age	Fund	Date	During Last 5 Years	Overseen	Directorships

Disinterested Directors
FRANK H. BLATZ, JR., Esq. AGE: 70	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
ALICE GRESHAM AGE: 55	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	14	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 60	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 60	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	14	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH AGE: 68	Director	1982	Retired executive.	26	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 53	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
WILLIAM LESTER AGE: 48	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	14
Officers
KAREN BECKER Age: 53	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds and Senior Vice President of the Calvert Group, Ltd. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 41	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 55	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 38	Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
ROBERT J. O'MEARA AGE: 43	Vice President	1999	Assistant Vice President, Variable Funds Management, Ameritas Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of an affiliate of the Advisor. Mr. Lester is an interested person of the Fund since he is a Director of the parent company of the Advisor.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers of the Fund as a group own less than 1% of each Portfolio's outstanding shares. The Board of Directors has one standing Committee. The Audit Committee's function is to approve and recommend to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; review with the independent public accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the independent public accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Committee met four times during the past fiscal year. The Disinterested Directors of the Board (Mmes. Gresham, Milligan and Kruvant, and Messrs. Blatz, and Pugh) comprise the Audit Committee. The disinterested Directors also function as a governance committee (addressing matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities), as well as a nominating committee (handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board).

The Board of Directors of the Fund has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Portfolio, in connection with the Board's annual consideration of the renewal of the Fund's investment advisory, subadvisory, and underwriting agreements, as required by Section 15(c) of the 1940 Act.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2005:

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund (applies to each Portfolio)	By Director in Calvert Family of Funds
Disinterested Directors
Frank H. Blatz, Jr.	None	>$100,000
Alice Gresham	None	None
M. Charito Kruvant	None	>$100,000
Cynthia Milligan	None	$50,001-$100,000
Arthur J. Pugh	None	>$100,000
Interested Directors
Barbara J. Krumsiek	None	>$100,000
William Lester	None	None

Directors of each Portfolio not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Portfolio's assets, liabilities, net assets, and net income per share.

Director Compensation Table

The following tables (unaudited numbers) set forth information describing the compensation of each Director for his/her services to the Fund for the Fund's most recent fiscal year ended December 31, 2005.

	Frank H. Blatz*		Alice Gresham		M. Charito Kruvant*		Cynthia Milligan*
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Ameritas Income & Growth Portfolio	$732	$732	$1,375	$0	$732	$439	$1,291	$1,291
Ameritas Small Capitalization Portfolio	$485	$485	$885	$0	$485	$291	$840	$840
Ameritas MidCap Growth Portfolio	$977	$977	$1,785	$0	$977	$586	$1,693	$1,693
Ameritas Index 500 Portfolio	$1,461	$1,461	$2,665	$0	$1,461	$877	$2,529	$2,529
Ameritas Money Market Portfolio	$1,113	$1,113	$2,033	$0	$1,113	$668	$1,932	$1,932
Ameritas Focused MidCap Value Portfolio	$551	$551	$1,008	$0	$551	$331	$957	$957
Ameritas Small Company Equity Portfolio	$359	$359	$656	$0	$359	$216	$622	$622
Ameritas Core Strategies Portfolio	$897	$897	$1,639	$0	$897	$538	$1,555	$1,555
Total Compensation from Fund Complex**	$62,000		$29,250		$62,750		$27,750

	Arthur J. Pugh*		Barbara J. Krumsiek		William Lester
Fund Name	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)	Aggregate Compensation (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation)
Ameritas Income & Growth Portfolio	$732	$732	$0	$0	$0	$0
Ameritas Small Capitalization Portfolio	$485	$485	$0	$0	$0	$0
Ameritas MidCap Growth Portfolio	$977	$977	$0	$0	$0	$0
Ameritas Index 500 Portfolio	$1,461	$1,461	$0	$0	$0	$0
Ameritas Money Market Portfolio	$1,113	$1,113	$0	$0	$0	$0
Ameritas Focused MidCap Value Portfolio	$551	$551	$0	$0	$0	$0
Ameritas Small Company Equity Portfolio	$359	$359	$0	$0	$0	$0
Ameritas Core Strategies Portfolio	$897	$897	$0	$0	$0	$0
Total Compensation from Fund Complex**	$62,750		$0		$0

*Certain Directors have chosen to defer a portion of their compensation. As of December 31, 2005, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, for these Directors was: Blatz $1,440,948.82; Kruvant $297,200.20; Milligan $123,376.85; and Pugh $380,825.46.

**As of December 31, 2005, the Fund Complex consisted of forty (40) funds.

INVESTMENT ADVISOR AND SUBADVISORS

The Fund's investment advisor is Ameritas Investment Corp. ("AIC" or "Advisor"). AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

Under the Investment Advisory Agreement with respect to the Portfolios, the Advisor provides investment advice to the Portfolios and oversees the day-today operations, subject to the supervision and direction of the Fund's Board of Directors. The Advisor provides the Portfolios with investment supervision and management, and office space; furnishes executive and other personnel to the Portfolios; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Portfolios pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Portfolios have an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Portfolios' uninvested cash balances. These credits are used to reduce Portfolio expenses. In those Portfolios where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund's Board of Directors will periodically review the balances under the expense offset arrangement, and the interest rate that these overnight balances could otherwise earn if not left at the custodian, to monitor the arrangement and see that it does not harm Portfolio shareholders.

Under the Investment Advisory Agreement, the Advisor receives monthly advisory fees based on the following annual rates of the respective Portfolio's average daily net assets:

Income & Growth	.625%
Small Capitalization	.85%
MidCap Growth	.80%
Index 500.24%
Money Market	.20%
Focused MidCap Value	.92%
Small Company Equity	1.12%
Core Strategies	.75%

The Advisor reserves the right to (i) waive all or part of its fee; (ii) reimburse a Portfolio for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of a Portfolio, except as noted in the Portfolio's prospectus.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007 as reflected in the table below:

Income & Growth	.78%
Small Capitalization	1.00%
MidCap Growth	.94%
Index 500.38%
Money Market	.36%
Focused MidCap Value	1.50%
Small Company Equity	1.33%
Core Strategies	.95%

The following chart shows the Investment Advisory fees paid to AIC for the past three fiscal years:

	2003	2004	2005
Income & Growth	$256,637	$281,164	$358,081
Small Capitalization	$304,057	$329,366	$307,128
MidCap Growth	$499,259	$583,066	$581,424
Index 500	$245,199	$276,489	$260,600
Money Market	$300,886	$205,103	$164,574
Focused MidCap Value	$249,888	$305,787	$378,269
Small Company Equity	$207,097	$266,080	$298,522
Core Strategies	$286,331	$511,595	$498,858

The Portfolios received expense reimbursements from AIC in the following amounts during the past three fiscal years:

	2003	2004	2005
Income & Growth	$60,201	$68,176	$54,410
Small Capitalization	$79,380	$95,347	$49,785
MidCap Growth	$60,651	$88,160	$79,040
Index 500	$82,070	$157,454	$120,462
Money Market	$0	$0	$29,602
Focused MidCap Value	$0	$0	$0
Small Company Equity	$38,753	$16,165	$0
Core Strategies	$177,760	$9,276	$0

Subadvisors

AIC has retained Fred Alger Management, Inc. ("Alger") as Subadvisor for the Income & Growth and MidCap Growth Portfolios. Alger is owned by Alger Inc., which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. For the Income & Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .355% of the Portfolio's average daily net assets. For the MidCap Growth Portfolio, Alger receives a subadvisory fee, paid by the Advisor, of .53% of the first $250 million of the Portfolio's average daily net assets, .48% of the next $250 million in assets, and .45% of assets in excess of $500 million.

AIC has retained Eagle Asset Management, Inc. ("Eagle") as Subadvisor for the Small Capitalization Portfolio. Eagle is a wholly-owned, autonomous subsidiary of Raymond James Financial, Inc. Eagle receives a subadvisory fee, paid by the Advisor, of .60% of the Portfolio's average daily net assets of the first $200 million in assets and .50% of assets in excess of $200 million.

AIC has retained SSgA Funds Management, Inc. ("SSgA FM") as Subadvisor for the Index 500 Portfolio. It is a subsidiary of State Street Corporation. SSgA FM receives a subadvisory fee, paid by the Advisor, of .05% of the Portfolio's average daily net assets.

AIC has retained Calvert Asset Management Company, Inc. ("CAMCO") as Subadvisor for the Money Market Portfolio. CAMCO is a subsidiary of Calvert Group, Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia"). Acacia, in turn, is a subsidiary of UNIFI Mutual Holding Company. CAMCO receives a subadvisory fee, paid by the Advisor, of .15% of the Portfolio's average daily net assets.

AIC has retained Harris Associates L.P. ("Harris") as Subadvisor for the Focused MidCap Value Portfolio. Harris is a limited partnership managed by its general partner, Harris Associates, Inc., which is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. IXIS Asset Management US Group, L.P. is a part of IXIS Asset Management Group, an international asset management group based in Paris, France. Harris receives a subadvisory fee, paid by the Advisor, of .65% of the Portfolio's average daily net assets up to $50 million, .60% of the next $50 million in assets, .55% of the next $100 million in assets, .50% of the next $100 million in assets, and .45% of the assets in excess of $300 million.

AIC has retained OFI Institutional Asset Management, Inc. ("OFII") as Subadvisor for the Small Company Equity Portfolio. OFII is an indirect, wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. OFII receives a subadvisory fee, paid by the Advisor, of .70% of the Portfolio's average daily net assets of the first $25 million, .65% of the next $50 million in assets, and .55% of the assets in excess of $75 million.

AIC has retained Thornburg Investment Management, Inc. ("Thornburg") as Subadvisor for the Core Strategies Portfolio. Thornburg is a limited partnership, which consists of twenty-five limited partners, with Garrett Thornburg maintaining the controlling interest, and serving as the Chairman. Thornburg receives a subadvisory fee, paid by the Advisor, of .40% of the Portfolio's average daily net assets of the first $50 million, .30% of the next $100 million, and .20% of assets in excess of $150 million.

The Fund has received an exemptive order to permit each Portfolio and the Advisor to enter into and materially amend an Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change to an Investment Subadvisory Agreement, the affected Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change to the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Portfolio's Portfolio Managers, identified in the applicable prospectus of the Portfolio, is provided below. This information is not required for Money Market.

A. Other Accounts Managed by Portfolio Managers of the Portfolios

The following Portfolio Managers of the Portfolios are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA
Accounts Managed other than Income & Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	15	0	54
Total Assets in Other Accounts Managed	$4.4 billion	$0	$1.2 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Kevin D. Collins, CFA

Accounts Managed other than Income & Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$581 million	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen, CFA
Accounts Managed other than Small Capitalization as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	1	1502
Total Assets in Other Accounts Managed	$931,437,033	$28,379,409	$854,449,418
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	1	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	0	$28,379,409	0

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA

Accounts Managed other than MidCap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	15	0	54
Total Assets in Other Accounts Managed	$4.4 billion	$0	$1.3 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Alger:
Andrew J. Silverberg

Accounts Managed other than MidCap Growth as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	27
Total Assets in Other Accounts Managed	$2.3 billion	$0	$271million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA
Accounts Managed other than Index 500 as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	2
Total Assets in Other Accounts Managed	$0	$0	$276 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA FM:
James May, CFA
Accounts Managed other than Index 500 as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	3	14
Total Assets in Other Accounts Managed	$53 billion	$90 billion	$26 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

SSgA's Global Structured Products Group balances its portfolio management workload by allocating portfolios/funds according to the following:

1) Diversity of benchmarks against which they manage funds.

2) Balancing of daily/monthly funds to better distribute cash flow activity.

3) Balancing of replicated/optimized funds (optimized funds tend to involve more processing time)

FOCUSED MIDCAP VALUE

Harris:
Floyd J. Bellman
Accounts Managed other than Focused MidCap Value as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	3	2	193
Total Assets in Other Accounts Managed	$2,890,912,446	$176,272,967	$559,293,842
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Harris:
Robert Levy
Accounts Managed other than Focused MidCap Value as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	2	485*
Total Assets in Other Accounts Managed	$2,896,527,895	$176,272,967	$2,739,194,864
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

*This number includes approximately 300 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships

SMALL COMPANY EQUITY

OFII:
Christopher M. Crooks, CFA
Accounts Managed other than Small Company Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	27
Total Assets in Other Accounts Managed	$1,246,019,067	$0	$339,377,019
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

OFII:
Steven A. Dray, CFA
Accounts Managed other than Small Company Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	1	38
Total Assets in Other Accounts Managed	$1,251,132,973	$75,548,556	$947,613,187
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$5,113,906	$0	$0

OFII:
Daniel Goldfarb, CFA
Accounts Managed other than Small Company Equity as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	1	38
Total Assets in Other Accounts Managed	$1,251,132,973	$75,548,556	$947,613,187
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	1	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$5,113,906	$0	$0

CORE STRATEGIES

Thornburg:
Connor Browne, CFA

Accounts Managed other than Core Strategies as of February 1, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	7	1,370
Total Assets in Other Accounts Managed	$3.1 Billion	$1.3 Billion	$1.1 Billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$696.7 mil

Thornburg:
William V. Fries, CFA

Accounts Managed other than Core Strategies as of December 31, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	26	21	3,515
Total Assets in Other Accounts Managed	$8.7 Billion	$2.5 Billion	$2.4 Billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$667.7 mil

Thornburg:
Ed Maran, CFA

Accounts Managed other than Core Strategies as of February 1, 2005	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	7	1,370
Total Assets in Other Accounts Managed	$3.1 Billion	$1.3 Billion	$1.1 Billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$696.7 mil

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

The following describes material conflicts of interest as of December 31, 2005, (February 1, 2006 for Messrs. Browne and Maran of Thornburg with respect to the Core Strategies Portfolio), which may potentially arise in connection with the management of a Portfolio's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA and Kevin D. Collins, CFA

Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to the Eagle Aggressive Growth Partners Fund I L.P, a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

On occasion, orders for the securities transactions of the partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interests in such investment partnership.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by Eagle's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by Eagle to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg

(See "Potential Conflicts of Interest" above regarding the Income & Growth Portfolio.)

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA and James May, CFA

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

FOCUSED MIDCAP VALUE

Harris:
Floyd J. Bellman and Robert Levy

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

SMALL COMPANY EQUITY

OFII:
Daniel J. Goldfarb, CFA, Steven A. Dray, CFA, and Christopher M. Crooks, CFA

The Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Managers may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFI Institutional have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI Institutional than the fee structure of the Portfolio, OFI Institutional could have an incentive to favor the other fund or account. OFI Institutional's compliance procedures and Code of Ethics, however, recognize OFI Institutional's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

CORE STRATEGIES

Thornburg:
Connor Browne, CFA, William V. Fries, CFA and Ed Maran, CFA

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. As of December 31, 2005, (February 1, 2006 for Messrs. Browne and Maran), Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

C. Compensation of Portfolio Managers of the Portfolios

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Portfolio, the Subadvisor of the Portfolio, or any other sources with respect to management of the Portfolio, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Portfolios" above.

INCOME & GROWTH

Alger:
Dan C. Chung, CFA and Kevin D. Collins, CFA
Compensation with Respect to Management of Income & Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

-the firm's overall financial results and profitability;

-the firm's overall investment management performance;

-current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

-the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

SMALL CAPITALIZATION

Eagle:
Bert L. Boksen
Compensation with Respect to Management of Small Capitalization and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Eagle	Portfolio Managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys.
Bonus	Eagle	Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results.
Deferred Compensation	Eagle	Additional deferred compensation plans are provided to key investment professionals.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Eagle EB Management I (Bert Boksen)

Portfolio Managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the grant date (a portion of the options vest based upon investment performance). Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

MIDCAP GROWTH

Alger:
Dan C. Chung, CFA and Andrew J. Silverberg
Compensation with Respect to Management of MidCap Growth and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Alger

A Portfolio Manager's base salary is typically a function of the Portfolio Manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review.

Bonus	Alger

The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

-the firm's overall financial results and profitability;

-the firm's overall investment management performance;

-current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

-the individual's leadership contribution within the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Alger

Payment under Alger's incentive compensation system is based on factors comparable to those considered in determining the annual bonus. Incentive compensation is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the Portfolio Manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

INDEX 500

SSgA FM:
Bailey Bishop, Jr., CFA and James May, CFA
Compensation with Respect to Management of Index 500 and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM	Fixed
Bonus	SSgA FM	Variable (see below)
Deferred Compensation	SSgA FM	Variable (see below)
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

FOCUSED MIDCAP VALUE

Harris:
Floyd J. Bellman and Robert Levy

Compensation with Respect to Management of Focused MidCap Value and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Harris	The base salary is a fixed amount, and all portfolio managers of the firm receive the same base salary.
Bonus	Harris

A discretionary bonus pool for each of the domestic and international investment groups is divided among the senior level employees of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

Deferred Compensation	Harris	The deferred compensation plan consists of revenue participation units that are awarded to certain key employees and vest and pay out over a period of several years.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	N/A	N/A

Each of the portfolio managers is a partner of Harris. The portfolio managers are compensated solely by the firm.

The firm's compensation of investment professionals, including the Managers of the Portfolio, is based upon an assessment of each individual's long-term contribution to the investment success of the firm.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. Neither Mr. Bellman nor Mr. Levy is a research analyst. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

In addition to the above factors, an individual's other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the compensation process.

SMALL COMPANY EQUITY

OFII:
Christopher M. Crooks , CFA, Stephen A. Dray, CFA and Daniel Goldfarb, CFA
Compensation with Respect to Management of Small Company Equity and Other Accounts as of December 31, 2005
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	OFI Institutional	A base salary is paid to Portfolio Managers.
Bonus	OFI Institutional

An annual discretionary bonus is determined by senior management of OFI Institutional and is based on a number of factors, including short, medium and long term investment performance against appropriate benchmarks. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

Deferred Compensation	OFI Institutional	Portfolio Managers are eligible to participate in a deferred compensation plan.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	OFI Institutional	This consists of long-term awards of options and appreciation rights in regard to the common stock of OFI Institutional's holding company parent.

OFII Portfolio Managers are not compensated by a specific fund or account.

CORE STRATEGIES

Thornburg:
Connor Browne, CFA, William V. Fries, CFA, Ed Maran, CFA
Compensation with Respect to Management of Core Strategies and Other Accounts as of December 31, 2005 (February 1, 2006 for Messrs. Browne and Maran)
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	X	See comments below.
Bonus	X
Deferred Compensation	X
Other Compensation or Benefits Not Generally Available to All Salaried Employees	NONE

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

D. Securities Ownership of Portfolio Managers of the Portfolios

With respect to each Portfolio Manager identified in the applicable prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2004 in the Portfolio(s) managed by that individual. The securities were valued as of December 31, 2005 (February 1, 2006 for Messrs. Browne and Maran of Thornburg with respect to the Core Strategies Portfolio). (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Income & Growth	Alger	Dan C. Chung, CFA	None
		Kevin D. Collins, CFA	None
Small Capitalization	Eagle	Bert L. Boksen, CFA	None
MidCap Growth	Alger	Dan C. Chung, CFA	None
		Andrew J. Silverberg	None
Index 500	SSgA	Bailey Bishop, Jr., CFA	None
		James May, CFA	None
Focused MidCap Value	Harris	Floyd J. Bellman	None
		Robert Levy	None
Small Company Equity	OFII	Christopher M. Crooks, CFA	None
		Steven A. Dray, CFA	None
		Daniel Goldfarb, CFA	None
Core Strategies	Thornburg	Connor Browne, CFA	None
		William V. Fries, CFA	None
		Ed Maran, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly of .05% of each Portfolio's net assets or a minimum of $50,000 per Portfolio.

The administrative service fee paid to CASC for the past three fiscal years was as follows:

	2003	2004	2005
Income & Growth	$50,000	$50,000	$50,000
Small Capitalization	$50,000	$50,000	$50,000
MidCap Growth	$50,000	$50,000	$50,000
Index 500	$52,352	$57,602	$54,292
Money Market	$75,222	$51,276	$50,000
Focused MidCap Value	$50,000	$50,000	$50,000
Small Company Equity	$50,000	$50,000	$50,000
Core Strategies	$50,000	$50,000	$50,000

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Portfolio shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, CSSI and BFDS may receive a fee based on the number of shareholder accounts and shareholder transactions in each Portfolio. CSSI, at the Fund's expense, may contract with subagents to provide recordkeeping and sub-accounting services to the Portfolios.

No shareholder servicing fees were paid to CSSI by the Portfolios for the past three fiscal years.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIANS

KPMG LLP served as independent registered public accounting firm for the Portfolios for fiscal years 2002 through 2005. For fiscal years prior to 2002, the Portfolios used other auditors. State Street Bank and Trust Company, N.A. serves as custodian of the Fund's investments. M&T Bank also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Portfolios.

METHOD OF DISTRIBUTION

AIC also serves as the principal underwriter and distributor for the Fund. Under the terms of its underwriting agreement with the Fund, AIC markets and distributes the Portfolios' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Payments to AIC as compensation for services performed and expenses assumed may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in the fiscal year ended December 31, 2005.

AIC is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between AIC and the broker-dealers. Where payments are being made to a broker/dealer to encourage sales of Portfolio shares, the broker/dealer has an incentive to recommend Portfolio shares to its customers. AIC does not use Portfolio brokerage to compensate broker/dealers for the sale of Portfolio shares.

As the Advisor and Distributor, AIC and/or its affiliates, at their own expense, may incur costs or pay expenses associated with the distribution of the Portfolios' shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Portfolios' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution. The Portfolios have adopted a policy that prohibits the Advisor from using Portfolio brokerage to compensate broker/dealers for promotion or sale of Portfolio shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

	2003	2004	2005
Income & Growth	$260,053	$108,971	$167,102
Small Capitalization	$282,481	$538,810	$84,040
MidCap Growth	$519,547	$565,733	$433,917
Index 500	$13,422	$11,139	$13,350
Money Market	$0	$0	$0
Focused MidCap Value	$37,229	$30,978	$24,913
Small Company Equity	$48,849	$43,696	$38,886
Core Strategies	$246,402	$96,418	$77,102

For the last three fiscal years, the Income & Growth, and MidCap Growth Portfolios paid brokerage commissions to Fred Alger & Company, Inc., an affiliated person and the parent company of Alger, the Subadvisor for these Portfolios, as follows:

	2003	2004	2005
Income & Growth	$187,398	$64,002	$69,673
MidCap Growth	$218,297	$191,065	$202,850

For the fiscal year ended December 31, 2005, aggregate brokerage commissions paid to Fred Alger & Company, Inc. were as follows:

	2005 (as a % of total commissions)	2005 (as a % of total dollar amount of commission transactions)
Income & Growth	41.69%	29.31%
MidCap Growth	46.75%	52.10%

For the fiscal years ended December 31, 2003, 2004 and 2005, the Focused MidCap Value Portfolio paid brokerage commissions of, $17,996, $3,120 and $3,486 respectively, to Harris Securities, L.P. Harris, the Subadvisor for Focused MidCap Value, is affiliated with and a limited partner of Harris Securities, L.P.

For the fiscal year ended December 31, 2005, aggregate brokerage commissions paid to Harris Securities, L.P. represented 13.99% of the Focused MidCap Value Portfolio's total commissions and 12.55% of the total dollar amount of commission transactions.

For the fiscal year ended December 31, 2005, the Small Capitalization Portfolio paid brokerage commissions of $380 to Raymond James, L.P., an affiliate person and the controlling parent company of the Portfolio's Subadvisor. For the fiscal year ended December 31, 2005, aggregate brokerage commissions paid to Raymond James, L.P. represented 0.45% of the Small Capitalization Portfolio's total commissions and 0.58% of the total dollar amount of commission transactions.

The Fund's Advisor and Subadvisor(s) select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Portfolios. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor(s), the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended December 31, 2005, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Income & Growth	0	$0
Small Capitalization	0	$0
MidCap Growth	10,100	$303
Index 500	0	$0
Focused MidCap Value	0	$0
Small Company Equity	0	$0
Core Strategies	99,300	$3,838

The portfolio turnover rates for the last two fiscal years were as follows:

	2004	2005
Income & Growth	96%	84%
Small Capitalization	349%	49%
MidCap Growth	230%	225%
Index 500	4%	5%
Focused MidCap Value	29%	29%
Small Company Equity	49%	45%
Core Strategies	66%	61%

No portfolio turnover rate can be calculated for Money Market due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of Money Market because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

PORTFOLIO HOLDINGS DISCLOSURE

The Portfolios have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Portfolio's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Portfolio's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the Ameritas website. This information may be a Portfolio's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity fund's top ten portfolio holdings. From time to time, a Portfolio may disclose on the Ameritas website whether it holds a particular security, in response to media inquiries. A Portfolio's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Portfolios' Disclosure Policy, as described generally below, allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the AIC Legal Department, a representative from the Administrator may provide a Portfolio's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Portfolio's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Portfolios and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of AIC (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Portfolio, or, at a minimum, not harm the Portfolio, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Portfolio, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Portfolio's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive periodic reports on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Portfolios' portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided

Ameritas Direct/Ameritas Variable Life Insurance Company	Holdings, P/E Ratio, Portfolio Composition, Sector Weightings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as pre-clearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the respective Ameritas Portfolios. This document includes the policies and procedures that each Portfolio uses in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Portfolio shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In their function as a nominating committee, the disinterested Directors will consider any candidates for vacancies on the Board from any shareholder of a Portfolio who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Portfolio. Shareholders of a Portfolio who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the disinterested Directors of the Fund a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

GENERAL INFORMATION

The Fund is an open-end management investment company, incorporated in Maryland on September 27, 1982 and has 14 portfolios. The Income & Growth, Small Capitalization, Index 500, Money Market, MidCap Growth, and Core Strategies Portfolios are diversified. The Focused MidCap Value and Small Company Equity Portfolios are non-diversified. The remaining portfolios are offered through a different prospectus and statement of additional information.

The Fund issues separate shares for each Portfolio. Shares of each of the Portfolios have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations. No Portfolio has preference over another Portfolio. The Insurance Companies and a Portfolio's shareholders will vote Portfolio shares allocated to registered separate accounts in accordance with instructions received from policyholders. Under certain circumstances, which are described in the accompanying prospectus of the variable life or annuity policy, the voting instructions received from variable life or annuity policyholders may be disregarded.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any Portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors.

The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of a Portfolio's shares, including shares the Insurance Companies hold, in return for providing the Portfolio with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.

The Fund is not required to hold annual policyholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a policyholder, you receive one vote for each share you own.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the following entity beneficially owned more than 25% of the voting securities of the listed Portfolios:
Portfolio Name
Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	68.21%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.44%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	57.76%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	41.92%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	67.84%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.42%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	71.20%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	28.08%
Account Y
Lincoln, NE

Ameritas Money Market
Ameritas Life Insurance Corp.	60.23%
Account X
Lincoln, NE

Ameritas Focused MidCap Value
Ameritas Life Insurance Corp.	78.84%
Account X
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	78.58%
Account X
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	68.96%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.01%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp. is domiciled in Nebraska, and is an affiliate of the Fund's advisor and principal underwriter. Ameritas Life Insurance Corporation is a subsidiary of Ameritas Holding Company, a subsidiary of UNIFI Mutual Holding Company.

As of April 1, 2006, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Portfolios as shown:
Name and Address	% of Ownership

Ameritas Income & Growth
Ameritas Life Insurance Corp.	68.21%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.44%
Account Y
Lincoln, NE

Ameritas Small Capitalization
Ameritas Life Insurance Corp.	57.76%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	41.92%
Account Y
Lincoln, NE

Ameritas MidCap Growth
Ameritas Life Insurance Corp.	67.84%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.42%
Account Y
Lincoln, NE

Ameritas Index 500
Ameritas Life Insurance Corp.	71.20%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	28.08%
Account Y
Lincoln, NE

Ameritas Money Market
Ameritas Life Insurance Corp.	60.23%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	22.74%
Account Y
Lincoln, NE

Ameritas Life Insurance Corp.	12.40%
Account Z
Lincoln, NE

Ameritas Focused MidCap Value
Ameritas Life Insurance Corp.	78.84%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	21.16%
Account Y
Lincoln, NE

Ameritas Small Company Equity
Ameritas Life Insurance Corp.	78.58%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	21.42%
Account Y
Lincoln, NE

Ameritas Core Strategies
Ameritas Life Insurance Corp.	68.96%
Account X
Lincoln, NE

Ameritas Life Insurance Corp.	31.01%
Account Y
Lincoln, NE

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Ameritas Investment Corp. (AIC)
5900 "O" Street, 4th Floor
Lincoln, Nebraska 68510-1889

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Ameritas Investment Corp. (AIC)
5900 "O" Street, 4th Floor
Lincoln, Nebraska 68510-1889

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

PROXY VOTING GUIDELINES

Fred Alger Management, Inc.

Proxy Voting Policies and Procedures

111 Fifth Avenue, New York, New York 10003 - 800.223.3810

Fred Alger Management, Inc.

Proxy Voting Policies and Procedures

I. Overview

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II. Proxy Voting Process

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV. Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V. Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company and is, therefore, not independent

Fees for non-audit services are excessive, or

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse

Implement or renew a dead-hand or modified dead-hand poison pill

Ignore a shareholder proposal that is approved by a majority of the shares outstanding

Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

Failed to act on takeover offers where the majority of the shareholders tendered their shares

Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

Majority of independent directors on board

All-independent key committees

Committee chairpersons nominated by the independent directors

CEO performance reviewed annually by a committee of outside directors

Established governance guidelines

Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

Long-term financial performance of the target company relative to its industry; management's track record

Background to the proxy contest

Qualifications of director nominees (both slates)

Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price

Fairness opinion

Financial and strategic benefits

How the deal was negotiated

Conflicts of interest

Other alternatives for the business

Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

Impact on the balance sheet/working capital

Potential elimination of diseconomies

Anticipated financial and operating benefits

Anticipated use of funds

Value received for the asset

Fairness opinion

How the deal was negotiated

Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

Dilution to existing shareholders' position

Terms of the offer

Financial issues

Management's efforts to pursue other alternatives

Control issues

Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

The reasons for the change

Any financial or tax benefits

Regulatory benefits

Increases in capital structure

Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

Prospects of the combined company; anticipated financial and operating benefits

Offer price

Fairness opinion

How the deal was negotiated

Changes in corporate governance

Change in the capital structure

Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

Tax and regulatory advantages

Planned use of the sale proceeds

Valuation of spin-off

Fairness opinion

Benefits to the parent company

Conflicts of interest

Managerial incentives

Corporate governance changes

Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

Cash compensation, and

Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value

Offering period is 27 months or less, and

Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

Purchase price is less than 85 percent of fair market value, or

Offering period is greater than 27 months, or

VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:

(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

Whether the proposal mandates that all awards be performance-based

Whether the proposal extends beyond executive awards to those of lower-ranking employees

Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

The parachute should be less attractive than an ongoing employment opportunity with the firm

The triggering mechanism should be beyond the control of management

The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

The availability and feasibility of alternatives to animal testing to ensure product Safety, and

The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

The company has already published a set of animal welfare standards and monitors compliance

The company's standards are comparable to or better than those of peer firms, and

There are no serious controversies surrounding the company's treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

Whether the proposal focuses on a specific drug and region

Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

Whether the company already limits price increases of its products

Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

The costs and feasibility of labeling and/or phasing out

The nature of the company's business and the proportion of it affected by the proposal

The proportion of company sales in markets requiring labeling or GMO-free products

The extent that peer companies label or have eliminated GMOs

Competitive benefits, such as expected increases in consumer demand for the company's products

The risks of misleading consumers without federally mandated, standardized labeling

Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

The extent that peer companies have eliminated GMOs

The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

Whether the company has adequately disclosed the financial risks of its subprime business

Whether the company has been subject to violations of lending laws or serious lending controversies

Peer companies' policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

Whether the company complies with all local ordinances and regulations

The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

The risk of any health-related liabilities

Advertising to youth:

Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

Whether the company has gone as far as peers in restricting advertising

Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

The percentage of the company's business affected

The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

The percentage of the company's business affected

The feasibility of a spin-off

Potential future liabilities related to the company's tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

Whether there are publicly available environmental impact reports

Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

The current status of legislation regarding drilling in ANWR

CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

The company's level of disclosure lags that of its competitors, or

The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

The nature of the company's business and the percentage affected

The extent that peer companies are recycling

The timetable prescribed by the proposal

The costs and methods of implementation

Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

The nature of the company's business and the percentage affected

The extent that peer companies are switching from fossil fuels to cleaner sources

The timetable and specific action prescribed by the proposal

The costs of implementation

The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay

The degree that social performance is already included in the company's pay structure and disclosed

The degree that social performance is used by peer companies in setting pay

Violations or complaints filed against the company relating to the particular social performance measure

Artificial limits sought by the proposal, such as freezing or capping executive pay

Independence of the compensation committee

Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities, and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company's China operations, and

The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country

The company's workplace code of conduct

Proprietary and confidential information involved

Company compliance with U.S. regulations on investing in the country

Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

Agreements with foreign suppliers to meet certain workplace standards

Whether company and vendor facilities are monitored and if so, how

Company participation in fair labor organizations

Type of business

Proportion of business conducted overseas

Countries of operation with known human rights abuses

Whether the company has been recently involved in significant labor and human rights controversies or violations

Peer company standards and practices

Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

The company does not operate in countries with significant human rights violations

The company has no recent human rights controversies or violations, or

he company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride

Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989

Company antidiscrimination policies that already exceed the legal requirements

The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

The potential for charges of reverse discrimination

The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

The level of the company's investment in Northern Ireland

The number of company employees in Northern Ireland

The degree that industry peers have adopted the MacBride Principles

Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

Whether the company has in the past manufactured landmine components

Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

What weapons classifications the proponent views as cluster bombs

Whether the company currently or in the past has manufactured cluster bombs or their components

The percentage of revenue derived from cluster bomb manufacture

Whether the company's peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:

The information is already publicly available, or

The disclosures sought could compromise proprietary information

Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company's efforts to diversify the board, unless:

The board composition is reasonably inclusive in relation to companies of similar size and business, or

The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

The degree of board diversity

Comparison with peer companies

Established process for improving board diversity

Existence of independent nominating committee

Use of outside search firm

History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

The company has well-documented equal opportunity programs

The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling:

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling

Commission's business recommendations, unless:

The composition of senior management and the board is fairly inclusive

The company has well-documented programs addressing diversity initiatives and leadership development

The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

Whether the company's EEO policy is already in compliance with federal, state and local laws

Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

The industry norm for including sexual orientation in EEO statements

Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

Board structure

Director independence and qualifications

Attendance at board and committee meetings

Votes should be withheld from directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

Ignore a shareholder proposal that is approved by a majority of shares outstanding

Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

Are interested directors and sit on the audit or nominating committee, or

Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

Past performance as a closed-end fund

Market in which the fund invests

Measures taken by the board to address the discount

Past shareholder activism, board activity

Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

Past performance relative to its peers

Market in which fund invests

Measures taken by the board to address the issues

Past shareholder activism, board activity and votes on related proposals

Strategy of the incumbents versus the dissidents

Independence of directors

Experience and skills of director candidates

Governance profile of the company

Evidence of management entrenchment

Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

Proposed and current fee schedules

Fund category/investment objective

Performance benchmarks

Share price performance compared to peers

Resulting fees relative to peers

Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

Stated specific financing purpose

Possible dilution for common shares

Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Regulatory developments

Current and potential returns

Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

The fund's target investments

The reasons given by the fund for the change

The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

Political/economic changes in the target market

Consolidation in the target market

Current asset composition

Change in Fund's Subclassification:

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Current and potential returns

Risk of concentration

Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Strategies employed to salvage the company

The fund's past performance

Terms of the liquidation

Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

The degree of change implied by the proposal

The efficiencies that could result

The state of incorporation

Regulatory standards and implications

Vote AGAINST any of the following changes:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

Removal of shareholder approval requirement for amendments to the new declaration of trust

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

Regulations of both states

Required fundamental policies of both states

Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Fees charged to comparably sized funds with similar objectives

The proposed distributor's reputation and past performance

The competitiveness of the fund in the industry

Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

Resulting fee structure

Performance of both funds

Continuity of management personnel

Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

Performance of the fund's NAV

The fund's history of shareholder relations

The performance of other funds under the adviser's management

V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II. Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A. Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B. Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C. Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D. Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E. Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F. Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A. Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B. Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C. Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D. Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E. Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F. Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G. Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H. Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A. Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C. Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D. Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E. Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F. Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

Examples of proposals in this category include:
1. Anti - Abortion.
2. Affirmative Action.
3. Animal Rights.
a. Animal Testing.
b. Animal Experimentation.
c. Factory Farming.
4. Chemical Releases.
5. El Salvador.
6. Environmental Issues.
a. CERES Principles.
b. Environmental Protection.
7. Equal Opportunity.
8. Discrimination.
9. Government Service.
10. Infant Formula.
11. Israel.
12. Military Contracts.
13. Northern Ireland.
a. MacBride Principles.
14. Nuclear Power.
a. Nuclear Waste.
b. Nuclear Energy Business.
15. Planned Parenthood Funding.
16. Political Contributions.
17. South Africa.
a. Sullivan Principles.
18. Space Weapons.
19. Tobacco-Related Products.

World Debt.

VII. Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

Copy of each proxy statement received.

Record of each vote cast.

Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

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STATE STREET GLOBAL ADVISORS
PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all non-routine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies

Process

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

  Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

  Approval of auditors

  Directors' and auditors' compensation

  Directors' liability and indemnification

  Discharge of board members and auditors

  Financial statements and allocation of income

  Dividend payouts that are greater than or equal to country and industry standards

  Authorization of share repurchase programs

  General updating of or corrective amendments to charter

  Change in Corporation Name

  Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

  Capitalization changes which eliminate other classes of stock and voting rights

  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

  Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

  Elimination of "poison pill" rights

  Stock purchase plans with an exercise price of not less that 85% of fair market value

  Stock option plans which are incentive based and not excessive

  Other stock-based plans which are appropriately structured

  Reductions in super-majority vote requirements

  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

  Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

  Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

  Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

  Elimination of Shareholders' Right to Call Special Meetings

  Establishment of classified boards of directors

  Reincorporation in a state which has more stringent anti-takeover and related provisions

  Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

  Excessive compensation

  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

  Adjournment of Meeting to Solicit Additional Votes

  "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

  For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

  Against offers when there are prospects for an enhanced bid or other bidders

  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  Requirements that auditors attend the annual meeting of shareholders

  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

  Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

  Mandates that amendments to bylaws or charters have shareholder approval

  Mandates that shareholder-rights plans be put to a vote or repealed

  Establishment of confidential voting

  Expansions to reporting of financial or compensation-related information, within reason

  Repeals of various anti-takeover related provisions

  Reduction or elimination of super-majority vote requirements

  Repeals or prohibitions of "greenmail" provisions

  "Opting-out" of business combination provisions

  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

  Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

  Limits to tenure of directors

  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

  Restoration of cumulative voting in the election of directors

  Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

  Proposals which require inappropriate endorsements or corporate actions

  Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

  Proposal asking companies to adopt full tenure holding periods for their executives

  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

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Calvert Asset Management Company

Proxy Voting Guidelines

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

CORPORATE GOVERNANCE

Board and Governance Issues

    Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

    Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

    Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

    Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

    Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

    Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

    Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

    Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

    Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

    Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

    Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

    Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

    Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

    Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

    Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

    Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

    Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

    Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

    Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

    Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

    Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

    Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

    Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

    Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

    Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

    Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

    Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

    Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

    Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

II. CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

    CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

    Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

    Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Workplace Issues

    Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

    Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

    Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

    Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

    Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

    Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

    Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

    Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

    Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

    Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

    Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

    Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

    Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

    Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

    Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

    Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

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Harris Associates, L.P.

PROXY VOTING PROCEDURES

The Firm's Proxy Voting Committee ("the Committee") is responsible for establishing and maintaining these proxy voting procedures and works in conjunction with the Firm's Research Analysts ("Analysts") and Proxy Administrator ("the Administrator") to ensure that the Firm's Proxy Voting Guidelines ("the Guidelines") are followed. In July 2003, the Firm adopted "Proxy Voting Policies and Procedures" designed to ensure that all proxies are voted in the Firm's Clients' best interest. The following procedures have been established to facilitate compliance with those policies and procedures:

Decision Making Process

Proxy proposals are received by the Administrator who forwards them to the appropriate Analyst following the company. If the Analyst believes the proposal should be voted in accordance with the Guidelines, he initials the proposal and returns it to the Administrator. The Administrator will then vote the proxy in accordance with the Guidelines.

If the Analyst believes the proposal should be voted contrary to the Guidelines (or if the Guidelines do not address the issue presented in the proposal), he submits the proposal, along with his voting recommendation, to the Committee. The recommendation should explain the reasons for recommending a contrary vote.

The Committee reviews the proposal and the Analyst's recommendation and votes on the proposal. The Committee may vote at an in person meeting or, indicate their votes in writing. The decision on the proposal is made by a majority vote and is reflected on the Proxy Decision Form ("the Form") which must be initialed by all Committee members and the Analyst and returned to the Administrator. Once the Administrator receives the Form and verifies that all appropriate initials are present, she will vote the proxy in accordance with the Committee's decision. The Administrator will retain records of the Committee's decision as well as any other documents material to the voting decision. (See "Record keeping" below).

If the security is not on one of the Firm's Approved Lists of stocks (which includes all domestic and international securities approved for purchase in managed accounts), the Administrator will vote the proxy in accordance with the Guidelines. If the Guidelines do not address the particular issue, the Administrator will vote in accordance with the recommendations of Institutional Shareholder Services ("ISS). The Administrator shall document those instances where the ISS recommendations were used.

Voting Ballots

1) Oakmark Funds ("the Funds") -- Shares held in any of the Funds are voted using ISS as the proxy voting service. Once the Administrator is informed by either the Committee or the appropriate Analyst of how to vote the proxy, she forwards a holdings file to ISS that reflects the holdings in the Funds. ISS then reconciles this information with the information it receives from the Funds' custodian and informs the Administrator of any discrepancies. The Administrator will then work with ISS and the Funds' custodian to resolve any discrepancies and ensure that all shares are properly voted.

2) All Other Harris Clients -- Shares held by all Firm clients other than the Funds are voted using ADP ProxyEdge as the proxy voting service. The Administrator downloads information from ADP ProxyEdge regarding proxy proposals and shares held by Harris Clients. The Administrator then reconciles this information with the Firm's records to ensure that all shares are properly voted.

3) Once the Administrator confirms the votes for both the Funds and all other Harris Clients, the Administrator casts the actual proxy vote electronically through the appropriate proxy voting service. If the votes cannot be cast through either service, the Administrator will cast the votes online through "proxyvote.com" and then submit the information to the proxy Voting Service for record keeping and reporting purposes.

Conflicts

1) Monitoring -- The Firm's Proxy Voting Policies and Procedures identify certain situations that may give rise to a conflict of interest. On a quarterly basis, employees of the Firm are required to disclose in the Firm's Compliance Questionnaire any relationship with a public company that may result in a conflict for the Firm in voting the securities of that company. Additionally, on an ongoing basis, the Proxy Administrator (or other member of the Compliance Department) will compare the list of stocks on the Firm's Approved Lists to a list of the Firm's current and prospective clients as generated by the Firm's Marketing Department. Following their weekly meetings, the Firm's Stock Selection Group ("SSG") will inform the Administrator of any additions or deletions to the SSG's Approved List. Additionally, the Firm's International Equity Group will provide the Administrator a copy of the "Buy" list which includes all approved international stocks while the Small Cap Investment Group will provide its own list of all approved small cap stocks. The Administrator will then run a report comparing these securities to any additions to the Client Database in order to detect potential conflicts. The Compliance Department will notify the Firm's General Counsel and the Committee of any potential conflicts and the Committee will determine whether a conflict exists. The basis for the Committee's determination will be in writing.

Voting -- If a conflict has been identified, the proposal will be sent to the Committee who will determine whether the proposal should be voted in accordance with the Guidelines, or if the proposal is not addressed by the Guidelines, whether it should be voted in accordance with the recommendation of ISS. If ISS has not provided a recommendation on the proposal or if the Committee believes the recommendation is not in the best interests of the Firm's clients, the Committee will refer the proposal to 1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination on how shares in the Funds should be voted, and 2) the Proxy Voting Conflicts Committee (consisting of the Firm's General Counsel, Chief Financial Officer and Director of Compliance) for a determination of how shares held in other Harris Client accounts should be voted.

Record keeping

In addition to these Procedures, the Administrator will maintain the Firm's Proxy Voting Policies and Procedures, records of proxy statements and communications received, records of the Committee's decisions, records of all votes cast, all documents created that were material to the voting decision and a record of each client's written request for proxy voting records and the Firm's written response to written or oral requests. The Administrator will also maintain a written account of all votes contrary to the Guidelines and documentation of all potential conflicts. These records will be maintained on-site by the proxy Administrator for two years and then off-site for a total of 5 years.

Disclosure of Proxy Voting Record

1) The Funds -- The Firm will disclose the proxy voting record of the Funds annually by filing Form N-PX with the SEC and make the record available to shareholders upon request. The Firm will file its initial Form N-PX by 8/31/04.

2) Other Harris Clients - The Firm is required to provide its proxy voting record to any Client that requests it within three days of such request. The request will be routed by the individual receiving it (normally a Portfolio Administrator) to the Proxy Administrator. The Administrator will run a report using ADP ProxyEdge which will detail how the Firm voted the particular Client's shares. This report will be sent to the individual requesting the information who will provide the report to the Client. The individual requesting the information will also provide a copy of the report to Compliance noting the day the request was received and the day the information was communicated to the Client

3) Subadvised Funds -- The Firm will receive requests periodically for the proxy voting record for the Firm's Subadvised Funds. These Subadvised Funds will use this information to file their own Form N-PX on an annual basis. Such request should be forwarded to the Administrator who will run a report using ADP ProxyEdge detailing how the Subadvised Firm voted the Fund's shares. This report will be provided to the Fund Analyst assigned to the Subadvised Fund who will provide the report to the Fund with a copy to the Firm's Compliance Department noting the day the request was received and the report sent to the Client


OFI INSTITUTIONAL ASSET MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
(as of April 1, 2006)

These Proxy Voting Policies and Procedures, which include the attached "Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. and its subsidiary, Trinity Investment Management Corp. (together "OFII") in voting portfolio proxies relating to securities held by its clients, including registered investment companies sub-advised by OFII .

A. Accounts and Funds for which OFII has Proxy Voting Responsibility

Separate Accounts. OFII provides separate account investment advisory services to individuals, trusts, pension plans, insurance companies, public funds, foundations, endowments, and corporations ("Accounts"). Unless otherwise specifically provided in the agreement between OFII and its clients, OFII is responsible for evaluating and voting on all proxy proposals.

Sub-Advised Funds. OFII also serves as an investment sub-adviser for a number of registered investment companies ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFII and many of those Sub-Advised Funds' managers, OFII is responsible for proxy voting of the portfolio proxies held by those Sub-Advised Funds.

B. Proxy Voting Committee

OFII has an internal proxy voting committee (the "Committee") which among other things, provides oversight of OFII's proxy voting process to ensure that OFII meets its regulatory and corporate governance obligations for voting of portfolio proxies.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFII owes a fiduciary duty to its Accounts and Sub-Advised Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Accounts and Sub-Advised Funds and their shareholders. In this regard, OFII seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFII generally votes portfolio proxies in a uniform manner and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFII generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held in its Accounts and Sub-Advised Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFII's primary consideration is the economic interests of its Accounts and Sub-Advised Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Accounts and Sub-Advised Funds, OFII may retain an independent, third party proxy voting agent to assist OFII in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.

3. Material Conflicts of Interest

OFII votes portfolio proxies without regard to any other business relationship between OFII (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFII must identify material conflicts of interest that may arise between the interests of its Accounts and Sub-Advised Funds and their shareholders and OFII, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFII or any of its affiliates (together "OFII"), on the other, including, but not limited to, the following relationships:

  OFII provides significant investment advisory or other services to a company whose management is soliciting proxies or OFII is seeking to provide such services;

  an officer of OFII serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFII;

  OFII serves as an investment adviser to the pension or other investment account of the portfolio company or OFII is seeking to serve in that capacity; or

  OFII and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFII a loss of revenue or other benefit.

OFII and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFII's voting of portfolio proxies. To minimize this possibility, OFII and the Committee employ the following procedures:

  If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFII will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFII on how to vote on the matter (i.e., case-by-case);

  If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFII on how to vote, OFII will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFII has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

  If neither of the previous two procedures provides an appropriate voting recommendation, OFII may retain an independent fiduciary to advise OFII on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFII to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by its Accounts or Sub-Advised Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFII from selling the shares of the foreign security for a period of time if OFII votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFII, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFII may determine not to vote such securities. If OFII determines to vote a portfolio proxy and during the "share-blocking period" OFII would like to sell an affected foreign security for one or more of its Accounts or Sub-Advised Funds, OFII, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

  The Accounts and Sub-Advised Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Account) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Account or Sub-Advised Fund.

If an Account or Sub-Advised Fund participates in a securities lending program, OFII will attempt to recall the Account's or Sub-Advised Fund's portfolio securities on loan and vote proxies relating to such securities if OFII determines that the votes involve matters that would have a material effect on the Account's or Sub-Advised Fund's investment in such loaned securities.

D. Recordkeeping

OFII will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFII's voting of portfolio proxies, including, but not limited to:

    these Policies and Procedures, as amended from time to time;

    Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

    Records of written client requests for proxy voting information and any written responses of OFII to such requests; and

    Any written materials prepared by OFII that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.

F. Proxy Voting Guidelines

The Guidelines adopted by OFII are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFII has most frequently encountered in the past several years.

APPENDIX A

OFI Institutional Asset Management Inc. Proxy Voting Guidelines

1. OPERATIONAL ITEMS

    Amend Quorum Requirements.

    Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

    Amend Minor Bylaws.

    Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

    Change Company Name.

    Vote WITH Management

    Change Date, Time, or Location of Annual Meeting.

    Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

    Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

    Transact Other Business.

    Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

    Ratifying Auditors

    Vote FOR Proposals to ratify auditors, unless any of the following apply:

    An auditor has a financial interest in or association with the company, and is therefore not independent.

    Fees for non-audit services are excessive.

    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

    Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

    Vote AGAINST shareholder proposals asking for audit firm rotation.

    Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

    Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

    Voting on Director Nominees

    Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

    Composition of the board and key board committees

    Attendance at board meetings

    Corporate governance provisions and takeover activity

    Long-term company performance relative to a market index

    Directors' investment in the company

    Whether the chairman is also serving as CEO

    Whether a retired CEO sits on the board

    WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

    Attend less than 75% of the board and committee meetings without a valid excuse.

    Implement or renew a dead-hand or modified dead-hand poison pill

    Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

    Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

    Failed to act on takeover offers where the majority of the shareholders tendered their shares.

    Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

    Are audit committee members; and the non-audit fees paid to the auditor are excessive.

    Enacted egregious corporate governance policies or failed to replace management as appropriate.

    Are inside directors or affiliated outside directors; and the full board is less than majority independent.

    Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

    Sit on more than six public company boards.

    Additionally, the following should result in votes being WITHHELD (except from new nominees):

    If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

    If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFII will not recommend a WITHHOLD vote.

      Board Size

    Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

    Vote FOR proposals seeking to fix the board size or designate a range for the board size.

    Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      Classification/Declassification of the Board

    Vote AGAINST proposals to classify the board.

    Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      Cumulative Voting

    Vote FOR proposal to eliminate cumulative voting.

2.5 Require Majority Vote for Approval of Directors

    Vote AGAINST proposal to require majority vote approval for election of directors

2.6 Director and Officer Indemnification and Liability Protection

    Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

    Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

    Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

    Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

    Only if the director's legal expenses would be covered.

2.7 Establish/Amend Nominee Qualifications

    Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

    Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

    Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8 Filling Vacancies/Removal of Directors.

    Vote AGAINST proposals that provide that directors may be removed only for cause.

    Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

    Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9 Independent Chairman (Separate Chairman/CEO)

    Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

    Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

    Two-thirds independent board

    All-independent key committees

    Established governance guidelines

    The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

    Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

    Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

    Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 Stock Ownership Requirements

    Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

    Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13 Age or Term Limits

    Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFII views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

    Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

    Long-term financial performance of the target company relative to its industry

    Management's track record

    Background to the proxy contest

    Qualifications of director nominees (both slates)

    Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

    Stock ownership position

3.2 Reimbursing Proxy Solicitation Expenses

    Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFII recommends in favor of the dissidents, OFII also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

    Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

    If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

    Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

    Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

    Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

    Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

    Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

    Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

    Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4 Shareholder Ability to Act by Written Consent

    Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

    Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5 Shareholder Ability to Call Special Meetings

    Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

    Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6 Establish Shareholder Advisory Committee

    Vote WITH Management

4.7 Supermajority Vote Requirements

    Vote AGAINST proposals to require a supermajority shareholder vote.

    Vote FOR proposals to lower supermajority vote requirements.

5.0 Mergers and Corporate Restructurings

5.1 Appraisal Rights

    Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

    Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    Purchase price

    Fairness opinion

    Financial and strategic benefits

    How the deal was negotiated

    Conflicts of interest

    Other alternatives for the business

    Non-completion risk

5.3 Asset Sales

    Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

    Impact on the balance sheet/working capital

    Potential elimination of diseconomies

    Anticipated financial and operating benefits

    Anticipated use of funds

    Value received for the asset

    Fairness opinion

    How the deal was negotiated

    Conflicts of interest

5.4 Bundled Proposals

    Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

    Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

    Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      Dilution to existing shareholders' position

      Terms of the offer

      Financial issues

      Management's efforts to pursue other alternatives

      Control issues

      Conflicts of interest

    Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

    Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

    The reasons for the change

    Any financial or tax benefits

    Regulatory benefits

    Increases in capital structure

    Changes to the articles of incorporation or bylaws of the company.

    Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

    Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

    Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

    Offer price/premium

    Fairness opinion

    How the deal was negotiated

    Conflicts of interests

    Other alternatives/offers considered

    Non-completion risk

5.9 Joint Venture

    Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

    Percentage of assets/business contributed

    Percentage of ownership

    Financial and strategic benefits

    Governance structure

    Conflicts of interest

    Other alternatives

    Non-completion risk

5.10 Liquidations

      Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

    Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

    Prospects of the combined company, anticipated financial and operating benefits

    Offer price (premium or discount)

    Fairness opinion

    How the deal was negotiated

    Changes in corporate governance

    Change in the capital structure

    Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

    Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

    Dilution to existing shareholders' position

    Terms of the offer

    Financial issues

    Management's efforts to pursue other alternatives

    Control issues

    Conflicts of interest

5.13 Spinoffs

    Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

    Tax and regulatory advantages

    Planned use of the sale proceeds

    Valuation of spinoff

    Fairness opinion

    Benefits to the parent company

    Conflicts of interest

    Managerial incentives

    Corporate governance changes

    Changes in the capital structure

5.14 Value Maximization Proposals

    Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

    Review CASE-BY-CASE, when appropriate consideration is given to ISS "transfer-of-wealth" analysis. (See section 8.5)

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

    Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

    Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

    Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

    Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

    Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

    Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

    Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

    Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

    Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

    Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

    Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

    Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

    Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

    Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

    Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

    Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

    Vote AGAINST proposals to create a new class of common stock with superior voting rights.

    Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    It is intended for financing purposes with minimal or no dilution to current shareholders

    It is not designed to preserve the voting power of an insider or significant shareholder

7.4 Issue Stock for Use with Rights Plan

      Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

      Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

      Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

      Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

      Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

      Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

      Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

      Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

    OFII will consider these proposals on a CASE-BY-CASE basis. Generally, OFII will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8 Recapitalization

    Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

    More simplified capital structure

    Enhanced liquidity

    Fairness of conversion terms

    Impact on voting power and dividends

    Reasons for the reclassification

    Conflicts of interest

    Other alternatives considered

7.9 Reverse Stock Splits

    Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

    Vote FOR management proposals to implement a reverse stock split to avoid delisting.

    Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

    Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11 Stock Distributions: Splits and Dividends

    Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 Tracking Stock

    Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

    Vote compensation proposals on a CASE-BY-CASE basis.

    In general, OFII considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFII analyzes stock option plans, paying particular attention to their dilutive effect. While OFII generally supports management proposals, OFII opposes compensation proposals that OFII believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

    Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFII considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

8.3 Bonus for Retiring Director

    Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4 Cash Bonus Plan

    Consider on a CASE-BY-CASE basis. In general, OFII considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

    Generally vote FOR management proposals, unless OFII believe the proposal is excessive.

In casting its vote, OFII may review the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

    Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

    Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

    Vote FOR plans which do not

8.6 Director Retirement Plans

    Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

    Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7 Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    Historic trading patterns

    Rationale for the repricing

    Value-for-value exchange

    Option vesting

    Term of the option

    Exercise price

    Participation

8.8 Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Votes FOR employee stock purchase plans where all of the following apply:

    Purchase price is at least 85% of fair market value

    Offering period is 27 months or less

    The number of shares allocated to the plan is 10% or less of the outstanding shares

    Votes AGAINST employee stock purchase plans where any of the following apply:

    Purchase price is at least 85% of fair market value

    Offering period is greater than 27 months

    The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

    Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

    Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

    Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

    Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

    Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

    Vote WITH MANAGEMENT

8.12 401(k) Employee Benefit Plans

    Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 Shareholder Proposals Regarding Executive and Director Pay

    Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

    Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

    Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

    Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14 Performance-Based Stock Options

    Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

    The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

    The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 Golden Parachutes and Executive Severance Agreements

    Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

    Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

    The parachute should be less attractive than an ongoing employment opportunity with the firm

    The triggering mechanism should be beyond the control management

    The amount should not exceed three times base salary plus guaranteed benefits

8.16 Pension Plan Income Accounting

    Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17 Supplemental Executive Retirement Plans (SERPs)

    Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFII believes the issues do not primarily involve financial considerations and OFII ABSTAINS from voting on those issues.


THORNBURG INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

This policy has been adopted by Thornburg Investment Management, Inc. to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom Thornburg Investment Management performs investment management services and is authorized or required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to Thornburg Investment Management, Inc. the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Thornburg Investment Management, Inc. to constitute "written policies and procedures" as described in Rule 206(4)--6 under the Investment Advisers Act of 1940, as amended. This policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended.

INDEX

Definitions	148
Objective	149
Proxy Voting Coordinator	149
Assembling Voting Information	149
Portfolio Managers	150
Accumulating Voting Results	150
Resolution of Conflicts of Interest	150
Communicating Votes	151
Record of Voting Delegation	151
Annual Review of Policy Function	151
Comment on Voting	151
Joining Insurgent or Voting Committees	151
Social Issues	151
Recordkeeping	152

Definitions

"Account" means any discrete account or portfolio as to which the Manager has discretionary investment authority. A Client may have multiple Accounts. Each series of any investment company as to which the Manager is the adviser or subadviser is an Account.

"Client" means any person with whom the Manager has a contract to perform discretionary investment management services, and for whom the Manager is authorized by the contract or required by applicable law to vote or consider voting securities in the Client's Account.

"Compliance Officer" means the Director of Compliance, Thornburg Investment Management, Inc.

"Conflict of Interest" means as to any Account, any conflict between a pecuniary interest of the Manager or any affiliate, and the duties of the Manager to the Client who is the owner of the Account.

"Manager" means Thornburg Investment Management, Inc.

"President" means the president of Thornburg Investment Management, Inc., or in the event of his unavailability any individual who is a vice president and managing director of Thornburg Investment Management, Inc.

"Proxy Voting Coordinator" means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

Objective

This policy defines procedures for voting securities in each Account managed by the Manager, for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for assembling voting information and applying the informed expertise and judgment of the Manager's personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, the Manager may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment's value.

It is also important to the pursuit of the policy's voting objective that the Manager be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by the Manager, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by the Manager on the issue), to be inconsistent with the objective of this policy. Accordingly, the Manager understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by the Manager and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by the Manager);

(e) Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer; and

(f) Participating in the annual review of policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by the Manager. Any portion or all of any one or more of these functions may be performed by service providers engaged by the Manager.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. The Manager may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the Manager to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by the Manager.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer:

As to each matter relating to a portfolio security held by the Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i) Whether we cast the vote for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31 for each 12 month period ending on the preceding June 30. The Manager may use third party service providers to record, cumulate and deliver the foregoing information to the Compliance Officer. The Coordinator may, with the President's approval, delegate any portion or all of these functions to one or more other individuals employed by the Manager.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

Communicating Votes

The Proxy Voting Coordinator shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each Account. The Coordinator may, with the President's approval, delegate any portion or all of this function to one or more individuals employed by the Manager. The Manager may engage one or more service providers to facilitate timely communication of proxy votes. The Manager is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. The Manager does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Accounts, with a specification as to each Account whether or not the Manager is authorized to vote proxies respecting the Account's portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if the Manager is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(d) Prepare a written report to the President respecting the foregoing items.

Comment on Voting

It is the policy of the Manager not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that Management does not comment on proxy voting, and that as to registered investment companies for which the Manager is required to disclose proxy votes, the information is available [on the investment company's website]. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of the Manager, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i) Copies of this policy as from time to time revised or supplemented;

(ii) A copy of each proxy statement that the Manager receives regarding Client securities;

(iii) Voting Results for each Client;

(iv) A copy of any document created by the Manager that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision;

(v) A copy of each written Client request for information on how the Manager voted proxies on behalf of the Client, and a copy of any written response by the Manager to any (written or oral) Client request for information on how the Manager voted proxies on behalf of the requesting Client;

(vi) Communications to Clients respecting Conflicts of Interest; and

(vii) All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in its office the foregoing records for a period of not less than five years from the end of the Manager's fiscal year during which the last entry was made on the record. The Compliance Officer may use the Securities Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the President may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to the Manager promptly upon request.

As adopted July 17, 2003.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


PART C. OTHER INFORMATION

Item 23. Exhibits:

99.B.1 a.          Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

        b.         Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.

        c.         Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, dated 4/22/97, accession number 0000708950-97-000006.

        d.         Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, dated 2/12/98, accession number 0000708950-98-000002.

99.B2            Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, dated 4/30/99, accession number 0000708950-99-000009.

99.B5            Investment Advisory Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedules A to the Ameritas Investment Corp. and Calvert Asset Management Company Investment Advisory Agreements filed herewith. Amended Schedule B to the Ameritas Investment Corp. Investment Advisory Agreement filed herewith.

99.B5.a          Subadvisory Agreement with Atlanta Capital (Social Equity), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.b         Subadvisory Agreement with SSgA Funds Management, Inc. (Social Balanced), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.g        Subadvisory Agreement with Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.h        Subadvisory Agreement with SSgA Funds Management, Inc. (Ameritas Index 500), incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.i         Subadvisory Agreement with Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.j         Subadvisory Agreement with OFI Institutional Asset Management, Inc. (Ameritas Small Capitalization) (formally known as David L. Babson & Company Inc.) filed herewith.

99.B5.l        Subadvisory Agreement with Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B5.m        Subadvisory Agreement with Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006. Form of Amended Schedule A to the Subadvisory Agreement for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006.

99.B5.n        Subadvisory Agreement with Eagle Asset Management incorporated by reference to Post-Effective Amendment No. 51, dated May 2, 2005, accession number 0000708950-05-000009.

99.B5.o        Subadvisory Agreement with New Amsterdam Partners LLC (Social Balanced) filed herewith.

99.B5.p        Subadvisory Agreement with Acadian Asset Management, Inc. (Social International Equity) filed herewith.

99.B5.q        Subadvisory Agreement with Renaissance Investment Management (Social Small Cap Growth) filed herewith.

99.B5.r        Subadvisory Agreement with New Amsterdam Partners LLC (Social Mid Cap Growth) filed herewith.

99.B6         Underwriting Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B8         Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B9         Deferred Compensation Agreement, incorporated by reference to Post-Effective Agreement No. 31, dated 4/25/96, accession number 0000708950-96-000005.

99.B9a        Transfer Agency and Service Agreement for the National Financial Data Services, Inc. and Servicing Agreement for Calvert Shareholder Services, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Servicing Agreement Restated September 28, 2005 filed herewith. Amended Addendum to Schedule A Servicing Agreement Restated October 12, 2005 filed herewith.

99.B9b        Administrative Services Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc. incorporated by reference to Post-Effective Amendment No. 51, dated April 29, 2005, accession number 0000708950-02-000009. Amended Schedule A to the Administrative Services Agreement Restated October 11, 2005 for Calvert Asset Management Company, Inc. filed herewith.

99.B10        Opinion and Consent of Counsel filed herewith.

99.B11        Consent of Independent Auditors filed herewith.

99.B17.b      Power of Attorney Forms incorporated by reference to Post-Effective Amendment 47, dated April 29, 2003, accession number 0000708950-03-000003.

99.B18        Code of Ethics for CAMCO incorporated by reference to Post-Effective Amendment No. 51, dated April 29, 2005, accession number 0000708950-05-000009.

99.B182       Code of Ethics for Fred Alger Management, Inc., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B184       Code of Ethics for SSgA Funds Management, Inc., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B185       Code of Ethics for Harris Associates L.P., incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number 0000708950-01-500042.

99.B186       Code of Ethics for OFI Institutional Asset Management, Inc. (formally known as David L. Babson & Company Inc.) incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.

99.B187       Code of Ethics for Atlanta Capital Management Company, incorporated by reference to Pre-Effective Amendment No. 42, dated November 5, 2001, accession number 0000708950-01-500021.

99.B1811     Code of Ethics for Ameritas Investment Corp., incorporated by reference to Post-Effective Amendment No. 47, dated April 29, 2003, accession number 0000708950-03-000003.

99.B1813     Code of Ethics for Thornburg Investment Management, Inc., incorporated by reference to Post-Effective Amendment No. 49, dated April 30, 2004, accession number 0000708950-04-000006.

99.B1814     Code of Ethics for Eagle Asset Management, Inc., incorporated by reference to Post-Effective Amendment No. 51, dated May 2, 2005, accession number 0000708950-05-000009.

Item 24. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 24. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 25. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $12 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 26. Business and Other Connections of Investment Adviser

Name	Name of Company, Principal Business and Address	Capacity
Barbara J. Krumsiek
	Calvert Variable Series, Inc.	Officer
	Calvert Municipal Fund, Inc.	and
	Calvert World Values Fund, Inc.	Director
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
	Government Income	and
	Calvert Tax-Free Reserves	Trustee
Calvert Social Investment Fund
Calvert Cash Reserves
The Calvert Fund
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
	Investment Advisor	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

	Calvert Group, Ltd.	Officer
	Holding Company	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
	Transfer Agent	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
	Service Company	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
	Broker-Dealer	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

Ronald M. Wolfsheimer
	First Variable Rate Fund	Officer
for Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
	Service Company	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
	Broker-Dealer	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

David R. Rochat
	First Variable Rate Fund	Officer
	for Government Income	and
	Calvert Tax-Free Reserves	Trustee
Calvert Cash Reserves
The Calvert Fund
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Municipal Fund, Inc.	Officer
	Investment Company	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
	Investment Advisor	and
	4550 Montgomery Avenue	Director
Bethesda, Maryland 20814

	Chelsea Securities, Inc.	Officer
	Securities Firm	and
	Post Office Box 93	Director
Chelsea, Vermont 05038

	Grady, Berwald & Co.	Officer
	Holding Company	and
	43A South Finley Avenue	Director
Basking Ridge, NJ 07920

Robert-John H. Sands
Unifi Mutual
	Holding Company	Officer
Acacia Life Insurance
Acacia National Life
	Insurance	Officer and
	Insurance Company	Director
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	Acacia Life Insurance	Officer
Insurance Company
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	Acacia Financial Corporation	Officer and
	Holding Company	Director
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	Acacia Federal Savings Bank	Officer
Savings Bank
7600-B Leesburg Pike
Falls Church, Virginia 22043

	Enterprise Resources, LLC	Director
Business Support Services
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	Acacia Realty Square, LLC	Director
Realty Investments
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	The Advisors Group, Ltd.	Director
Broker-Dealer and
Investment Advisor
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	Calvert Group, Ltd.	Director
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Director
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management,
	Co., Inc.	Director
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Director
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

William M. Tartikoff
Acacia National Life
	Insurance	Officer
Insurance Company
7315 Wisconsin Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Administrative	Officer
Services Company
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co. Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Director
	Broker-Dealer	and Officer
4550 Montgomery Avenue
Bethesda, Maryland 20814

Susan Walker Bender
	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
Broker-Dealer
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Ivy Wafford Duke
	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
Broker-Dealer
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Lancelot King
	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
Broker-Dealer
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Jane Maxwell
	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
Broker-Dealer
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Augusto Macedo
	Calvert Group, Ltd.	Officer
Holding Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Administrative
	Services Co.	Officer
Service Company
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Calvert Shareholder
	Services, Inc.	Officer
Transfer Agent
4550 Montgomery Avenue
Bethesda, Maryland 20814

	Calvert Distributors, Inc.	Officer
Broker-Dealer
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Andrew Niebler
	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Catherine Roy
Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Steve Falci
Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Julie Gorte
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Mike Yuhas
	First Variable Rate Fund	Fund
	for Government Income	Controller
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Hui Ping Ho
	First Variable Rate Fund	Assistant
	for Government Income	Treasurer
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Daniel K. Hayes
Calvert Asset Management
	Co., Inc.	Officer
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

John Nichols
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Gregory Habeeb
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

Thomas Dailey
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

	First Variable Rate Fund for	Officer
Government Income
Calvert Tax-Free Reserves
Calvert Cash Reserves
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Municipal Fund, Inc.
Calvert World Values Fund, Inc.
Calvert Social Index Series, Inc.
Calvert Impact Fund, Inc.
Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814

James O'Boyle
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Matt Nottingham
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Gary Miller
	Calvert Asset Management	Officer
Company, Inc.
Investment Advisor
4550 Montgomery Avenue
Bethesda, Maryland 20814

Item 27. Principal Underwriters

         (a)     Registrant's principal underwriter underwrites shares of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Social Investment Fund, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., Calvert Social Index Series, Inc., Calvert Variable Series, Inc., and Calvert Impact Fund, Inc.

         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) with Underwriter	Position(s) with Registrant
Barbara J. Krumsiek	Director and Chief Executive Officer	Director
Ronald M. Wolfsheimer	Director, Senior Vice President and Chief Financial Officer	Treasurer
William M. Tartikoff	Senior Vice President and Secretary	Vice President and Secretary
Craig Cloyed	Director and President	None
Reginald Stanley	Senior Vice President	None
Alison Smith	Vice President	None
Stan Young	Vice President	None
David Leach	Vice President	None
Geoffrey Ashton	Regional Vice President	None
Timothy O'Leary	Regional Vice President	None
Bill Hairgrove	Regional Vice President	None
Anthony Eames	Regional Vice President	None
Steve Himber	Regional Vice President	None
Tanya Williams	Regional Vice President	None
Ben Ogbogu	Regional Vice President	None
Christine Teske	Regional Vice President	None
Jeanine L. Perkins	Regional Vice President	None
Steven Yoon	Regional Vice President	None
David McClellan	Regional Vice President	None
Rachel DeCosta-Martin	Regional Vice President	None
Susan Walker Bender	Assistant Secretary	Assistant Secretary
Ivy Wafford Duke	Assistant Secretary	Assistant Secretary
Lancelot King	Assistant Secretary	Assistant Secretary
Jane Maxwell	Assistant Secretary	Assistant Secretary and Assistant General Counsel
Augusto Macedo	Assistant Secretary	Assistant Secretary and Assistant General Counsel
Andrew Niebler	Assistant Secretary	Assistant Secretary and Assistant General Counsel
Hui Ping Ho	Assistant Treasurer	Assistant Treasurer

*4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 28. Location of Accounts and Records

Ronald M. Wolfsheimer, Treasurer
and
William M. Tartikoff, Assistant Secretary
4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 28th day of April, 2006.

CALVERT VARIABLE SERIES, INC.

By:

_______________**__________________
Barbara J. Krumsiek
Director and Chairman

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 28th day of April, 2006 by the following persons in the capacities indicated.

Signature	Title
__________**____________ Barbara J. Krumsiek	Director and Chairman

__________**____________ Ronald M. Wolfsheimer	Treasurer

__________**____________ Arthur J. Pugh	Director

__________**____________ Frank H. Blatz, Jr.	Director

__________**____________ Alice Gresham	Director

__________**____________ M. Charito Kruvant	Director

__________**_____________ Cynthia H. Milligan	Director

__________**____________ William Lester	Director

__________**____________ Gregory Boal	Director

**By: /s/ Ivy Wafford Duke
Ivy Wafford Duke

Executed by Ivy Wafford Duke, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney filed herewith.